Exhibit 99.2

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2009

Note:

Unless otherwise noted, references in this financial supplement to net income (loss), net income (loss) per share, net operating income (loss), net operating income (loss) per share, book value and book value per common share should be read as net income (loss) available to Genworth Financial, Inc.’s common stockholders, net income (loss) available to Genworth Financial, Inc.’s common stockholders per share, net operating income (loss) available to Genworth Financial, Inc.’s common stockholders, net operating income (loss) available to Genworth Financial, Inc.’s common stockholders per share, book value available to Genworth Financial, Inc.’s common stockholders and book value available to Genworth Financial, Inc.’s common stockholders per share, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2009

Dear Investor,

You will note two new disclosures to enhance the understanding of the company’s operating performance and financial trends.

In the third quarter of 2009, in the International segment, the company sold 42.5% of its Canadian mortgage insurance business and now reflects this as noncontrolling interests.

In the lifestyle protection insurance business, the company added the loss ratios for each quarter as presented on page 45.

Once again, thank you for your continued interest in Genworth Financial.

Please feel free to call with any questions or comments.

Regards,

Alicia Charity

Senior Vice President

Investor Relations

804 662.2248

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2009

Use of Non-GAAP Measures

This financial supplement includes the non-GAAP(1) financial measure entitled “net operating income (loss).” The chief operating decision maker evaluates segment performance and allocates resources on the basis of net operating income (loss). The company defines net operating income (loss) as income (loss) from continuing operations excluding net income attributable to noncontrolling interests, after-tax net investment gains (losses) and other adjustments and infrequent or unusual non-operating items. The company excludes net investment gains (losses) and infrequent or unusual non-operating items because the company does not consider them to be related to the operating performance of the company’s segments and Corporate and Other activities. A significant component of net investment gains (losses) is the result of impairments, size and the timing of which can vary significantly depending on market credit cycles. In addition, the size and timing of other investment gains (losses) are often subject to the company discretion and are influenced by market opportunities, as well as asset-liability matching considerations. Infrequent or unusual non-operating items are also excluded from net operating income (loss) if, in the company’s opinion, they are not indicative of overall trends. While some of these items may be significant components of net income (loss) available to Genworth Financial, Inc.’s common stockholders in accordance with GAAP, the company believes that net operating income (loss), and measures that are derived from or incorporate net operating income (loss), are appropriate measures that are useful to investors because they identify the income (loss) attributable to the ongoing operations of the business. However, net operating income (loss) is not a substitute for net income (loss) available to Genworth Financial, Inc.’s common stockholders determined in accordance with GAAP. In addition, the company’s definition of net operating income (loss) may differ from the definitions used by other companies. The table on page 8 of this financial supplement reflects net operating income (loss) as determined in accordance with accounting guidance related to segment reporting, and a reconciliation of net operating income (loss) of the company’s segments and Corporate and Other activities to net income (loss) available to Genworth Financial, Inc.’s common stockholders for the three and nine months ended September 30, 2009 and 2008. The financial supplement includes other non-GAAP measures management believes enhances the understanding and comparability of performance by highlighting underlying business activity and profitability drivers. These additional non-GAAP measures are on pages 69 through 72 of this financial supplement.

Selected Operating Performance Measures

This financial supplement contains selected operating performance measures including “sales,” “assets under management” and “insurance in-force” or “risk in-force” (RIF) which are commonly used in the insurance and investment industries as measures of operating performance.

Management regularly monitors and reports the sales metrics as a measure of volume of new and renewal business generated in a period. “Sales” refer to (1) annualized first-year premiums for term life insurance, long-term care insurance and Medicare supplement insurance; (2) new and additional premiums/deposits for universal life insurance, linked-benefits, spread-based and variable products; (3) gross and net flows, which represent gross flows less redemptions, for the wealth management business; (4) written premiums and deposits, gross of ceded reinsurance and cancellations, and premium equivalents, where the company earns a fee for administrative services only business, for lifestyle protection insurance business; (5) new insurance written for mortgage insurance, which in each case reflects the amount of business the company generated during each period presented; and (6) written premiums, net of cancellations, for the Mexican insurance operations. Sales do not include renewal premiums on policies or contracts written during prior periods.

The company considers annualized first-year premiums, new premiums/deposits, gross and net flows, written premiums, premium equivalents and new insurance written to be measures of the company’s operating performance because they represent a measure of new sales of insurance policies or contracts during a specified period, rather than measures of the company’s revenues or profitability during that period.

Management regularly monitors and reports assets under management for the wealth management business, insurance in-force and risk in-force. Assets under management for the wealth management business represent third-party assets under management that are not consolidated in the financial statements. Insurance in-force for the life insurance, international and U.S. mortgage insurance businesses is a measure of the aggregate face value of outstanding insurance policies as of the respective reporting date. Risk in-force for the international and U.S. mortgage insurance businesses is a measure that recognizes that the loss on any particular mortgage loan will be reduced by the net proceeds received upon sale of the underlying property. The company considers assets under management for its wealth management business, insurance in-force and risk in-force to be measures of the company’s operating performance because they represent measures of the size of the business at a specific date, rather than measures of the company’s revenues or profitability during that period.

This financial supplement also includes a metric related to estimated savings for loss mitigation activities for the U.S. mortgage insurance business. The company defines loss mitigation activities as rescissions, cancellations, borrower loan modifications, repayment plans, lender- and borrower-titled pre-sales and other loan workouts and claim mitigation actions. Estimated savings related to rescissions are the reduction in carried loss reserves, net of premium refunds and reinstatement of prior rescissions. Estimated savings related to loan modifications and other cure related loss mitigation actions represent the reduction in carried loss reserves. For non-cure related actions, including pre-sales, the estimated savings represent the difference between the full claim obligation and the actual amount paid. The company believes that this metric helps to enhance the understanding of the operating performance of the U.S. mortgage insurance business.

These operating measures enable the company to compare its operating performance across periods without regard to revenues or profitability related to policies or contracts sold in prior periods or from investments or other sources.

(1)	U.S. Generally Accepted Accounting Principles

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2009

Financial Highlights

(amounts in millions, except per share data)

Balance Sheet Data	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008
Total Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss)	$12,394	$11,839	$11,527	$11,988	$12,317	$12,616	$12,760
Total accumulated other comprehensive income (loss)	23	(1,869)	(3,298)	(3,062)	(1,819)	(271)	(35)

Total Genworth Financial, Inc.’s stockholders’ equity	$12,417	$9,970	$8,229	$8,926	$10,498	$12,345	$12,725

Book value per common share	$25.42	$23.01	$19.00	$20.60	$24.24	$28.52	$29.41
Book value per common share, excluding accumulated other comprehensive income (loss)	$25.37	$27.33	$26.61	$27.67	$28.44	$29.14	$29.49
Common shares outstanding as of balance sheet date	488.5	433.2	433.2	433.2	433.1	432.9	432.7

	Twelve months ended
Twelve Month Rolling Average ROE	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008
GAAP Basis ROE	-6.8%	-9.1%	-9.5%	-4.6%	-0.6%
Operating ROE	-0.9%	0.3%	2.0%	3.8%	7.8%

	Three months ended
Quarterly Average ROE	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008
GAAP Basis ROE	0.6%	-1.7%	-16.0%	-10.6%	-8.3%
Operating ROE	2.7%	0.3%	0.5%	-6.8%	7.1%

See page 69 herein for a reconciliation of GAAP Basis ROE to Operating ROE.

Basic and Diluted Shares	Three months ended September 30, 2009	Nine months ended September 30, 2009(1)
Weighted-average shares used in basic earnings (loss) per common share calculations	448.9	438.5
Potentially dilutive securities:
Stock options, restricted stock units and stock appreciation rights	2.7	—

Weighted-average shares used in diluted earnings (loss) per common share calculations	451.6	438.5

(1)

Under applicable accounting guidance, companies in a loss position are required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share. Therefore, as a result of the net loss for the nine months ended September 30, 2009, the inclusion of 1.3 million, of shares for stock options, restricted stock units and stock appreciation rights would have been antidilutive to the calculation. If the company had not incurred a net loss for the nine months ended September 30, 2009, dilutive potential common shares would have been 439.8 million.

Third Quarter Results

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2009

Net Income (Loss)

(amounts in millions)

	Three months ended September 30,		Nine months ended September 30,
	2009	2008	2009	2008
REVENUES:
Premiums	$1,492	$1,735	$4,496	$5,161
Net investment income	759	918	2,251	2,873
Net investment gains (losses)	(122)	(816)	(945)	(1,560)
Insurance and investment product fees and other	262	331	806	845

Total revenues	2,391	2,168	6,608	7,319

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,450	1,497	4,450	4,284
Interest credited	225	319	763	984
Acquisition and operating expenses, net of deferrals	484	515	1,381	1,594
Amortization of deferred acquisition costs and intangibles	143	208	602	620
Interest expense	96	125	306	347

Total benefits and expenses	2,398	2,664	7,502	7,829

LOSS BEFORE INCOME TAXES	(7)	(496)	(894)	(510)
Benefit for income taxes	(52)	(238)	(420)	(259)
Effective tax rate	742.9%	48.0%	47.0%	50.8%

NET INCOME (LOSS)	45	(258)	(474)	(251)
Less: net income attributable to noncontrolling interests	26	—	26	—

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$19	$(258)	$(500)	$(251)

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2009

Net Operating Income (Loss) by Segment

(amounts in millions, except per share amounts)

		Three months ended September 30,		Nine months ended September 30,
		2009	2008	2009	2008
Retirement and Protection:
Wealth Management		$8	$12	$21	$35
Retirement Income		8	15	(25)	64
Institutional		(10)	49	21	65
Life Insurance		79	63	175	215
Long-Term Care		35	39	118	111

Total Retirement and Protection		120	178	310	490
International:
International Mortgage Insurance	—Canada	45 (1)	80	169	238
	—Australia	42	48	103	145
	—Other	(9)	(2)	(21)	(1)
Lifestyle Protection Insurance		18	40	33	127

Total International		96	166	284	509
U.S. Mortgage Insurance		(116)	(121)	(385)	(216)
Corporate and Other		(19)	(3)	(105)	(107)

NET OPERATING INCOME		81	220	104	676

ADJUSTMENT TO NET OPERATING INCOME:
Net investment gains (losses), net of taxes and other adjustments(2)		(62)	(478)	(604)	(927)

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS		19	(258)	(500)	(251)
Add: net income attributable to noncontrolling interests		26	—	26	—

NET INCOME (LOSS)		$45	$(258)	$(474)	$(251)

Earnings (Loss) Per Share Data:
Net income (loss) available to Genworth Financial, Inc.’s common stockholders per common share
Basic		$0.04	$(0.60)	$(1.14)	$(0.58)
Diluted		$0.04	$(0.60)	$(1.14)	$(0.58)
Net operating income per common share
Basic		$0.18	$0.51	$0.23	$1.56
Diluted		$0.18	$0.51	$0.23	$1.56
Weighted-average shares outstanding
Basic		448.9	433.1	438.5	433.2
Diluted		451.6	433.1	438.5	433.2

(1)    Adjusted for 42.5% owned by noncontrolling interests beginning in the third quarter of 2009 following the initial public offering of the Canadian mortgage insurance business. The following table shows Canada net operating income assuming 100% ownership and then adjusts for the portion related to noncontrolling interests.

		Three months ended September 30,		Nine months ended September 30,
		2009	2008	2009	2008
Canada’s Net Operating Income		$70	$80	$194	$238
Less: Net Operating Income Attributable To Noncontrolling Interests		25	—	25	—

Canada’s Net Operating Income Available To Genworth’s Common Stockholders		$45	$80	$169	$238

(2)	See page 67 for details on net investment gains (losses), net of taxes and other adjustments.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2009

Consolidated Net Income (Loss) by Quarter

(amounts in millions, except per share amounts)

	2009				2008
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$1,492	$1,502	$1,502	$4,496	$1,616	$1,735	$1,709	$1,717	$6,777
Net investment income	759	781	711	2,251	857	918	953	1,002	3,730
Net investment gains (losses)	(122)	(53)	(770)	(945)	(149)	(816)	(518)	(226)	(1,709)
Insurance and investment product fees and other	262	253	291	806	305	331	254	260	1,150

Total revenues	2,391	2,483	1,734	6,608	2,629	2,168	2,398	2,753	9,948

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,450	1,492	1,508	4,450	1,522	1,497	1,386	1,401	5,806
Interest credited	225	263	275	763	309	319	320	345	1,293
Acquisition and operating expenses, net of deferrals	484	456	441	1,381	566	515	551	528	2,160
Amortization of deferred acquisition costs and intangibles	143	212	247	602	298	174	209	203	884
Goodwill impairment	—	—	—	—	243	34	—	—	277
Interest expense	96	114	96	306	123	125	110	112	470

Total benefits and expenses	2,398	2,537	2,567	7,502	3,061	2,664	2,576	2,589	10,890

INCOME (LOSS) BEFORE INCOME TAXES	(7)	(54)	(833)	(894)	(432)	(496)	(178)	164	(942)
Provision (benefit) for income taxes	(52)	(4)	(364)	(420)	(111)	(238)	(69)	48	(370)

NET INCOME (LOSS)	45	(50)	(469)	(474)	(321)	(258)	(109)	116	(572)
Less: net income attributable to noncontrolling interests	26	—	—	26	—	—	—	—	—

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$19	$(50)	$(469)	$(500)	$(321)	$(258)	$(109)	$116	$(572)

Earnings (Loss) Per Share Data:
Net income (loss) available to Genworth Financial, Inc.’s common stockholders per common share
Basic	$0.04	$(0.11)	$(1.08)	$(1.14)	$(0.74)	$(0.60)	$(0.25)	$0.27	$(1.32)
Diluted	$0.04	$(0.11)	$(1.08)	$(1.14)	$(0.74)	$(0.60)	$(0.25)	$0.27	$(1.32)
Weighted-average shares outstanding
Basic	448.9	433.2	433.2	438.5	433.1	433.1	432.9	433.6	433.2
Diluted	451.6	433.2	433.2	438.5	433.1	433.1	432.9	436.8	433.2

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2009

Net Operating Income (Loss) by Segment by Quarter (amounts in millions, except per share amounts)

		2009				2008
		Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
	Retirement and Protection:
	Wealth Management	$8	$7	$6	$21	$8	$12	$11	$12	$43
	Retirement Income	8	13	(46)	(25)	(310)	15	13	36	(246)
	Institutional	(10)	6	25	21	15	49	5	11	80
	Life Insurance	79	58	38	175	49	63	87	65	264
	Long-Term Care	35	43	40	118	49	39	34	38	160

	Total Retirement and Protection	120	127	63	310	(189)	178	150	162	301
	International:
International Mortgage Insurance	—Canada	45	58	66	169	67	80	83	75	305
	—Australia	42	32	29	103	40	48	50	47	185
	—Other	(9)	(7)	(5)	(21)	(8)	(2)	1	—	(9)
	Lifestyle Protection Insurance	18	4	11	33	25	40	49	38	152

	Total International	96	87	101	284	124	166	183	160	633
	U.S. Mortgage Insurance	(116)	(134)	(135)	(385)	(114)	(121)	(59)	(36)	(330)
	Corporate and Other	(19)	(71)	(15)	(105)	(28)	(3)	(62)	(42)	(135)

	NET OPERATING INCOME (LOSS)	81	9	14	104	(207)	220	212	244	469

	ADJUSTMENTS TO NET OPERATING INCOME (LOSS):
	Net investment gains (losses), net of taxes and other adjustments	(62)	(59)	(483)	(604)	(89)	(478)	(321)	(128)	(1,016)
	Expenses related to reorganization, net of taxes	—	—	—	—	(25)	—	—	—	(25)

	NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	19	(50)	(469)	(500)	(321)	(258)	(109)	116	(572)
	Add: net income attributable to noncontrolling interests	26	—	—	26	—	—	—	—	—

	NET INCOME (LOSS)	$45	$(50)	$(469)	$(474)	$(321)	$(258)	$(109)	$116	$(572)

	Earnings (Loss) Per Share Data:
	Net income (loss) available to Genworth Financial, Inc.’s common stockholders per common share
	Basic	$0.04	$(0.11)	$(1.08)	$(1.14)	$(0.74)	$(0.60)	$(0.25)	$0.27	$(1.32)
	Diluted	$0.04	$(0.11)	$(1.08)	$(1.14)	$(0.74)	$(0.60)	$(0.25)	$0.27	$(1.32)
	Net operating income (loss) per common share
	Basic	$0.18	$0.02	$0.03	$0.23	$(0.48)	$0.51	$0.49	$0.56	$1.08
	Diluted	$0.18	$0.02	$0.03	$0.23	$(0.48)	$0.51	$0.49	$0.56	$1.08
	Weighted-average shares outstanding
	Basic	448.9	433.2	433.2	438.5	433.1	433.1	432.9	433.6	433.2
	Diluted	451.6	433.2	433.2	438.5	433.1	433.1	432.9	436.8	433.2

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2009

Consolidated Balance Sheets

(amounts in millions)

	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008(1)	September 30, 2008
ASSETS
Investments:
Fixed maturity securities available-for-sale, at fair value	$47,746	$44,322	$41,319	$42,871	$48,724
Equity securities available-for-sale, at fair value	164	252	221	234	309
Commercial mortgage loans	7,704	7,872	8,023	8,262	8,447
Policy loans	1,408	2,087	1,842	1,834	1,822
Other invested assets	4,949	5,305	6,080	7,411	4,913

Total investments	61,971	59,838	57,485	60,612	64,215
Cash and cash equivalents	7,144	5,374	7,064	7,328	5,102
Accrued investment income	717	639	821	736	794
Deferred acquisition costs	7,414	7,591	7,716	7,786	7,681
Intangible assets	961	1,079	1,142	1,147	1,068
Goodwill	1,324	1,325	1,314	1,316	1,572
Reinsurance recoverable	17,308	17,412	17,398	17,212	16,763
Other assets	1,141	967	998	1,000	1,075
Deferred tax asset	140	996	1,631	1,037	194
Separate account assets	10,712	9,605	8,576	9,215	11,097

Total assets	$108,832	$104,826	$104,145	$107,389	$109,561

(1)	The amounts previously presented as of December 31, 2008 have been revised to conform to the amounts published in the Form 10-K filed on March 2, 2009.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2009

Consolidated Balance Sheets

(amounts in millions)

	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008(1)	September 30, 2008
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$29,251	$29,016	$28,763	$28,533	$28,017
Policyholder account balances	29,381	31,356	33,196	34,702	35,565
Liability for policy and contract claims	6,415	6,250	5,815	5,322	4,776
Unearned premiums	4,808	4,734	4,482	4,734	5,345
Other liabilities	6,708	5,787	6,316	6,860	6,200
Non-recourse funding obligations	3,443	3,443	3,443	3,455	3,455
Short-term borrowings	930	930	930	1,133	78
Long-term borrowings	3,457	3,484	4,131	4,261	4,530
Deferred tax liability	282	251	264	248	—
Separate account liabilities	10,712	9,605	8,576	9,215	11,097

Total liabilities	95,387	94,856	95,916	98,463	99,063

Stockholders’ equity:
Common stock	1	1	1	1	1
Additional paid-in capital	12,028	11,492	11,485	11,477	11,484

Accumulated other comprehensive income (loss):
Net unrealized investment gains (losses):
Net unrealized gains (losses) on securities not other-than-temporarily impaired	(1,121)	(2,748)	(4,095)	(4,038)	(2,963)
Net unrealized gains (losses) on other-than-temporarily impaired securities	(280)	(275)	—	—	—

Net unrealized investment gains (losses)	(1,401)	(3,023)	(4,095)	(4,038)	(2,963)

Derivatives qualifying as hedges	1,013	948	1,061	1,161	761
Foreign currency translation and other adjustments	411	206	(264)	(185)	383

Total accumulated other comprehensive income (loss)	23	(1,869)	(3,298)	(3,062)	(1,819)
Retained earnings	3,065	3,046	2,741	3,210	3,532
Treasury stock, at cost	(2,700)	(2,700)	(2,700)	(2,700)	(2,700)

Total Genworth Financial, Inc.’s stockholders’ equity	12,417	9,970	8,229	8,926	10,498
Noncontrolling interests	1,028	—	—	—	—

Total stockholders’ equity	13,445	9,970	8,229	8,926	10,498

Total liabilities and stockholders’ equity	$108,832	$104,826	$104,145	$107,389	$109,561

(1)	The amounts previously presented as of December 31, 2008 have been revised to conform to the amounts published in the Form 10-K filed on March 2, 2009.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2009

Consolidated Balance Sheet by Segment

(amounts in millions)

	September 30, 2009
	Retirement and Protection	International	U.S. Mortgage Insurance	Corporate and Other(1)	Total
ASSETS
Cash and investments	$52,075	$10,777	$3,240	$3,740	$69,832
Deferred acquisition costs and intangible assets	8,675	938	34	52	9,699
Reinsurance recoverable	16,520	84	704	—	17,308
Deferred tax and other assets	(551)	406	435	991	1,281
Separate account assets	10,712	—	—	—	10,712

Total assets	$87,431	$12,205	$4,413	$4,783	$108,832

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$29,251	$—	$—	$—	$29,251
Policyholder account balances	29,360	21	—	—	29,381
Liability for policy and contract claims	3,361	821	2,233	—	6,415
Unearned premiums	543	4,156	109	—	4,808
Non-recourse funding obligations	3,543	—	—	(100)	3,443
Deferred tax and other liabilities	2,216	1,627	150	2,997	6,990
Borrowing and capital securities	—	—	—	4,387	4,387
Separate account liabilities	10,712	—	—	—	10,712

Total liabilities	78,986	6,625	2,492	7,284	95,387

Stockholders’ equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	8,505	4,058	1,907	(2,076)	12,394
Allocated accumulated other comprehensive income (loss)	(60)	494	14	(425)	23

Total Genworth Financial, Inc.’s stockholders’ equity	8,445	4,552	1,921	(2,501)	12,417
Noncontrolling interests	—	1,028	—	—	1,028

Total stockholders’ equity	8,445	5,580	1,921	(2,501)	13,445

Total liabilities and stockholders’ equity	$87,431	$12,205	$4,413	$4,783	$108,832

(1)	Includes inter-segment eliminations.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2009

Consolidated Balance Sheet by Segment

(amounts in millions)

	June 30, 2009
	Retirement and Protection	International	U.S. Mortgage Insurance	Corporate and Other(1)	Total
ASSETS
Cash and investments	$50,761	$9,855	$3,287	$1,948	$65,851
Deferred acquisition costs and intangible assets	8,972	931	34	58	9,995
Reinsurance recoverable	16,596	123	693	—	17,412
Deferred tax and other assets	393	321	422	827	1,963
Separate account assets	9,605	—	—	—	9,605

Total assets	$86,327	$11,230	$4,436	$2,833	$104,826

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$29,016	$—	$—	$—	$29,016
Policyholder account balances	31,335	21	—	—	31,356
Liability for policy and contract claims	3,222	764	2,264	—	6,250
Unearned premiums	540	4,079	115	—	4,734
Non-recourse funding obligations	3,543	—	—	(100)	3,443
Deferred tax and other liabilities	2,297	1,471	130	2,140	6,038
Borrowing and capital securities	—	—	—	4,414	4,414
Separate account liabilities	9,605	—	—	—	9,605

Total liabilities	79,558	6,335	2,509	6,454	94,856

Stockholders’ equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	8,701	4,672	1,990	(3,524)	11,839
Allocated accumulated other comprehensive income (loss)	(1,932)	223	(63)	(97)	(1,869)

Total stockholders’ equity	6,769	4,895	1,927	(3,621)	9,970

Total liabilities and stockholders’ equity	$86,327	$11,230	$4,436	$2,833	$104,826

(1)	Includes inter-segment eliminations.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2009

Deferred Acquisition Costs Rollforward

(amounts in millions)

	Retirement and Protection	International	U.S. Mortgage Insurance	Corporate and Other	Total
Unamortized balance as of June 30, 2009	$6,373	$768	$24	$—	$7,165
Costs deferred	130	37	5	—	172
Amortization, net of interest accretion(1)	(47)	(63)	(5)	—	(115)
Impact of foreign currency translation	—	35	—	—	35
Other(2)	—	(5)	—	—	(5)

Unamortized balance as of September 30, 2009	6,456	772	24	—	7,252
Effect of accumulated net unrealized investment gains (losses)	162	—	—	—	162

Balance as of September 30, 2009	$6,618	$772	$24	$—	$7,414

(1)	Amortization, net of interest accretion, includes $(23) million of amortization related to net investment gains (losses) for the policyholder account balances.
(2)	Relates to the sale of one of the company’s Mexican subsidiaries in the third quarter of 2009.

Quarterly Results by Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2009

Net Operating Income (Loss) by Segment

(amounts in millions)

	Retirement and Protection						International					U.S. Mortgage Insurance	Corporate and Other(1)
Three Months Ended September 30, 2009	Wealth Management	Retirement Income	Institutional	Life Insurance	Long-Term Care	Total	Mortgage Insurance— Canada	Mortgage Insurance— Australia	Other Mortgage Insurance	Lifestyle Protection Insurance	Total			Total
REVENUES:
Premiums	$—	$30	$—	$241	$542	$813	$141	$77	$18	$287	$523	$156	$—	$1,492
Net investment income	—	260	6	111	224	601	43	34	5	42	124	34	—	759
Net investment gains (losses)	(1)	(63)	(5)	(43)	3	(109)	7	(1)	1	(3)	4	41	(58)	(122)
Insurance and investment product fees and other	72	47	4	111	5	239	1	1	—	10	12	4	7	262

Total revenues	71	274	5	420	774	1,544	192	111	24	336	663	235	(51)	2,391

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	128	—	211	565	904	58	35	24	83	200	346	—	1,450
Interest credited	—	122	20	64	19	225	—	—	—	—	—	—	—	225
Acquisition and operating expenses, net of deferrals	58	39	1	36	94	228	22	14	10	169	215	34	7	484
Amortization of deferred acquisition costs and intangibles	1	23	—	4	39	67	10	6	2	47	65	6	5	143
Interest expense	—	—	—	23	—	23	—	—	—	15	15	—	58	96

Total benefits and expenses	59	312	21	338	717	1,447	90	55	36	314	495	386	70	2,398

INCOME (LOSS) BEFORE INCOME TAXES	12	(38)	(16)	82	57	97	102	56	(12)	22	168	(151)	(121)	(7)
Provision (benefit) for income taxes	4	(14)	(4)	23	20	29	28	15	(4)	6	45	(62)	(64)	(52)

NET INCOME (LOSS)	8	(24)	(12)	59	37	68	74	41	(8)	16	123	(89)	(57)	45
Less: net income attributable to noncontrolling interests	—	—	—	—	—	—	26	—	—	—	26	—	—	26

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	8	(24)	(12)	59	37	68	48	41	(8)	16	97	(89)	(57)	19

ADJUSTMENT TO NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	—	32	2	20	(2)	52	(3)	1	(1)	2	(1)	(27)	38	62

NET OPERATING INCOME (LOSS)	$8	$8	$(10)	$79	$35	$120	$45	$42	$(9)	$18	$96	$(116)	$(19)	$81

Effective tax rate (operating income (loss))(2)	36.8%	30.5%	26.4%	29.8%	35.6%	32.4%	21.6%	27.3%	38.6%	26.2%	23.3%	39.7%	69.7%	-66.1%

(1)	Includes inter-segment eliminations.
(2)

The operating income (loss) effective tax rate for all pages in this financial supplement was calculated using whole dollars. As a result, the percentages shown may differ from an operating income (loss) effective tax rate calculated using the rounded numbers in this financial supplement.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2009

Net Operating Income (Loss) by Segment

(amounts in millions)

	Retirement and Protection						International
Three Months Ended September 30, 2008	Wealth Management	Retirement Income	Institutional	Life Insurance	Long-Term Care	Total	Mortgage Insurance— Canada	Mortgage Insurance— Australia	Other Mortgage Insurance	Lifestyle Protection Insurance	Total	U.S. Mortgage Insurance	Corporate and Other(1)	Total
REVENUES:
Premiums	$—	$181	$—	$241	$536	$958	$137	$78	$30	$342	$587	$185	$5	$1,735
Net investment income	—	280	87	141	222	730	50	38	9	49	146	36	6	918
Net investment gains (losses)	—	(325)	(206)	(137)	(34)	(702)	—	(4)	(6)	(27)	(37)	(45)	(32)	(816)
Insurance and investment product fees and other	86	51	81	98	6	322	1	—	—	6	7	4	(2)	331

Total revenues	86	187	(38)	343	730	1,308	188	112	33	370	703	180	(23)	2,168

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	278	—	230	540	1,048	34	38	26	49	147	301	1	1,497
Interest credited	—	130	80	63	46	319	—	—	—	—	—	—	—	319
Acquisition and operating expenses, net of deferrals	67	39	2	37	89	234	22	13	19	200	254	33	(6)	515
Amortization of deferred acquisition costs and intangibles	1	(12)	2	18	29	38	8	6	1	72	87	46	3	174
Goodwill impairment	—	—	12	—	—	12	—	—	—	—	—	22	—	34
Interest expense	—	1	—	37	—	38	1	—	—	18	19	—	68	125

Total benefits and expenses	68	436	96	385	704	1,689	65	57	46	339	507	402	66	2,664

INCOME (LOSS) BEFORE INCOME TAXES	18	(249)	(134)	(42)	26	(381)	123	55	(13)	31	196	(222)	(89)	(496)
Provision (benefit) for income taxes	6	(106)	(49)	(16)	9	(156)	43	10	(7)	8	54	(73)	(63)	(238)

NET INCOME (LOSS)	12	(143)	(85)	(26)	17	(225)	80	45	(6)	23	142	(149)	(26)	(258)

ADJUSTMENT TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	—	158	134	89	22	403	—	3	4	17	24	28	23	478

NET OPERATING INCOME (LOSS)	$12	$15	$49	$63	$39	$178	$80	$48	$(2)	$40	$166	$(121)	$(3)	$220

Effective tax rate (operating income (loss))	37.1%	442.3%	32.0%	33.6%	34.7%	25.6%	35.2%	19.7%	74.7%	27.6%	28.1%	32.2%	91.5%	7.5%

(1)	Includes inter-segment eliminations.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2009

Net Operating Income (Loss) by Segment

(amounts in millions)

	Retirement and Protection						International					U.S. Mortgage Insurance	Corporate and Other(1)
Nine Months Ended September 30, 2009	Wealth Management	Retirement Income	Institutional	Life Insurance	Long-Term Care	Total	Mortgage Insurance— Canada	Mortgage Insurance— Australia	Other Mortgage Insurance	Lifestyle Protection Insurance	Total			Total
REVENUES:
Premiums	$—	$115	$—	$725	$1,637	$2,477	$399	$220	$55	$853	$1,527	$490	$2	$4,496
Net investment income	—	754	27	322	695	1,798	126	89	14	121	350	102	1	2,251
Net investment gains (losses)	(1)	(188)	(185)	(245)	(239)	(858)	9	2	(1)	(17)	(7)	22	(102)	(945)
Insurance and investment product fees and other	202	133	105	300	22	762	1	1	2	18	22	5	17	806

Total revenues	201	814	(53)	1,102	2,115	4,179	535	312	70	975	1,892	619	(82)	6,608

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	413	—	640	1,660	2,713	171	115	65	267	618	1,120	(1)	4,450
Interest credited	—	370	91	185	117	763	—	—	—	—	—	—	—	763
Acquisition and operating expenses, net of deferrals	165	106	4	100	270	645	56	38	31	482	607	99	30	1,381
Amortization of deferred acquisition costs and intangibles	3	171	3	68	126	371	28	18	5	154	205	16	10	602
Interest expense	—	1	—	72	—	73	1	—	—	46	47	—	186	306

Total benefits and expenses	168	1,061	98	1,065	2,173	4,565	256	171	101	949	1,477	1,235	225	7,502

INCOME (LOSS) BEFORE INCOME TAXES	33	(247)	(151)	37	(58)	(386)	279	141	(31)	26	415	(616)	(307)	(894)
Provision (benefit) for income taxes	12	(97)	(53)	8	(20)	(150)	79	37	(9)	4	111	(245)	(136)	(420)

NET INCOME (LOSS)	21	(150)	(98)	29	(38)	(236)	200	104	(22)	22	304	(371)	(171)	(474)
Less: net income attributable to noncontrolling interests	—	—	—	—	—	—	26	—	—	—	26	—	—	26

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	21	(150)	(98)	29	(38)	(236)	174	104	(22)	22	278	(371)	(171)	(500)

ADJUSTMENT TO NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	—	125	119	146	156	546	(5)	(1)	1	11	6	(14)	66	604

NET OPERATING INCOME (LOSS)	$21	$(25)	$21	$175	$118	$310	$169	$103	$(21)	$33	$284	$(385)	$(105)	$104

Effective tax rate (operating income (loss))	37.4%	54.0%	33.7%	33.0%	35.1%	31.7%	27.1%	26.4%	30.6%	22.2%	26.0%	39.6%	48.9%	2685.8%

(1)	Includes inter-segment eliminations.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2009

Net Operating Income (Loss) by Segment

(amounts in millions)

	Retirement and Protection						International
Nine Months Ended September 30, 2008	Wealth Management	Retirement Income	Institutional	Life Insurance	Long-Term Care	Total	Mortgage Insurance— Canada	Mortgage Insurance— Australia	Other Mortgage Insurance	Lifestyle Protection Insurance	Total	U.S. Mortgage Insurance	Corporate and Other(1)	Total
REVENUES:
Premiums	$—	$459	$—	$733	$1,571	$2,763	$409	$249	$87	$1,079	$1,824	$558	$16	$5,161
Net investment income	2	873	322	442	653	2,292	148	111	27	146	432	109	40	2,873
Net investment gains (losses)	—	(523)	(568)	(243)	(89)	(1,423)	20	(5)	(6)	(28)	(19)	(43)	(75)	(1,560)
Insurance and investment product fees and other	257	159	81	280	18	795	1	1	1	22	25	23	2	845

Total revenues	259	968	(165)	1,212	2,153	4,427	578	356	109	1,219	2,262	647	(17)	7,319

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	721	—	643	1,593	2,957	99	108	66	197	470	855	2	4,284
Interest credited	—	387	281	184	132	984	—	—	—	—	—	—	—	984
Acquisition and operating expenses, net of deferrals	201	119	6	108	256	690	66	50	53	616	785	106	13	1,594
Amortization of deferred acquisition costs and intangibles	3	39	4	92	89	227	25	19	4	239	287	66	6	586
Goodwill inpairment	—	—	12	—	—	12	—	—	—	—	—	22	—	34
Interest expense	—	3	—	121	—	124	2	—	—	32	34	—	189	347

Total benefits and expenses	204	1,269	303	1,148	2,070	4,994	192	177	123	1,084	1,576	1,049	210	7,829

INCOME (LOSS) BEFORE INCOME TAXES	55	(301)	(468)	64	83	(567)	386	179	(14)	135	686	(402)	(227)	(510)
Provision (benefit) for income taxes	20	(112)	(164)	7	30	(219)	135	37	(9)	26	189	(159)	(70)	(259)

NET INCOME (LOSS)	35	(189)	(304)	57	53	(348)	251	142	(5)	109	497	(243)	(157)	(251)

ADJUSTMENT TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	—	253	369	158	58	838	(13)	3	4	18	12	27	50	927

NET OPERATING INCOME (LOSS)	$35	$64	$65	$215	$111	$490	$238	$145	$(1)	$127	$509	$(216)	$(107)	$676

Effective tax rate (operating income (loss))	36.9%	27.3%	34.5%	30.0%	35.3%	32.1%	35.0%	21.0%	86.5%	21.7%	27.7%	40.1%	29.1%	26.0%

(1)	Includes inter-segment eliminations.

Retirement and Protection

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2009

Net Operating Income (Loss)—Retirement and Protection

(amounts in millions)

	2009				2008
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$813	$829	$835	$2,477	$896	$958	$885	$920	$3,659
Net investment income	601	622	575	1,798	708	730	755	807	3,000
Net investment gains (losses)	(109)	(31)	(718)	(858)	(125)	(702)	(511)	(210)	(1,548)
Insurance and investment product fees and other	239	243	280	762	264	322	234	239	1,059

Total revenues	1,544	1,663	972	4,179	1,743	1,308	1,363	1,756	6,170

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	904	895	914	2,713	980	1,048	930	979	3,937
Interest credited	225	263	275	763	309	319	320	345	1,293
Acquisition and operating expenses, net of deferrals	228	212	205	645	247	234	229	227	937
Amortization of deferred acquisition costs and intangibles	67	139	165	371	208	38	100	89	435
Goodwill impairment	—	—	—	—	243	12	—	—	255
Interest expense	23	24	26	73	48	38	39	47	172

Total benefits and expenses	1,447	1,533	1,585	4,565	2,035	1,689	1,618	1,687	7,029

INCOME (LOSS) BEFORE INCOME TAXES	97	130	(613)	(386)	(292)	(381)	(255)	69	(859)
Provision (benefit) for income taxes	29	49	(228)	(150)	(20)	(156)	(88)	25	(239)

NET INCOME (LOSS)	68	81	(385)	(236)	(272)	(225)	(167)	44	(620)

ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	52	46	448	546	71	403	317	118	909
Expenses related to reorganization, net of taxes	—	—	—	—	12	—	—	—	12

NET OPERATING INCOME (LOSS)	$120	$127	$63	$310	$(189)	$178	$150	$162	$301

Effective tax rate (operating income (loss))	32.4%	36.7%	16.7%	31.7%	-15.8%	25.6%	35.6%	35.1%	46.0%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2009

Net Operating Income, Sales and Assets Under Management—Wealth Management

(amounts in millions)

	2009				2008
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	—	—	—	—	—	—	1	1	2
Net investment gains (losses)	(1)	1	(1)	(1)	(2)	—	—	—	(2)
Insurance and investment product fees and other	72	66	64	202	73	86	85	86	330

Total revenues	71	67	63	201	71	86	86	87	330

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	—	—	—	—	—	—	—	—
Interest credited	—	—	—	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	58	55	52	165	59	67	67	67	260
Amortization of deferred acquisition costs and intangibles	1	1	1	3	—	1	1	1	3
Goodwill impairment	—	—	—	—	—	—	—	—	—
Interest expense	—	—	—	—	—	—	—	—	—

Total benefits and expenses	59	56	53	168	59	68	68	68	263

INCOME BEFORE INCOME TAXES	12	11	10	33	12	18	18	19	67
Provision for income taxes	4	4	4	12	5	6	7	7	25

NET INCOME	8	7	6	21	7	12	11	12	42

ADJUSTMENT TO NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	—	—	—	—	1	—	—	—	1

NET OPERATING INCOME	$8	$7	$6	$21	$8	$12	$11	$12	$43

Effective tax rate (operating income)	36.8%	38.7%	37.0%	37.4%	38.4%	37.1%	36.8%	36.8%	37.2%

SALES:
Sales by Distribution Channel:
Independent Producers	$1,134	$1,014	$713	$2,861	$878	$1,058	$1,229	$1,105	$4,270
Dedicated Sales Specialists	238	99	83	420	99	172	176	175	622

Total Sales	$1,372	$1,113	$796	$3,281	$977	$1,230	$1,405	$1,280	$4,892

ASSETS UNDER MANAGEMENT:
Beginning of period	$15,909	$14,210	$15,447	$15,447	$18,671	$20,285	$20,461	$21,584	$21,584
Gross flows	1,372	1,113	796	3,281	977	1,230	1,405	1,280	4,892
Redemptions	(904)	(953)	(1,274)	(3,131)	(1,447)	(1,047)	(1,044)	(1,080)	(4,618)

Net flows	468	160	(478)	150	(470)	183	361	200	274
Market performance	1,615	1,539	(759)	2,395	(2,754)	(1,797)	(537)	(1,323)	(6,411)

End of period	$17,992	$15,909	$14,210	$17,992	$15,447	$18,671	$20,285	$20,461	$15,447

Wealth	Management results represent Genworth Financial Wealth Management, Inc., Genworth Financial Advisors Corporation, Genworth Financial Trust Company and Quantuvis Consulting, Inc.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2009

Net Operating Income (Loss)—Retirement Income

(amounts in millions)

	2009				2008
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$30	$38	$47	$115	$105	$181	$111	$167	$564
Net investment income	260	258	236	754	279	280	291	302	1,152
Net investment gains (losses)	(63)	72	(197)	(188)	(253)	(325)	(105)	(93)	(776)
Insurance and investment product fees and other	47	42	44	133	49	51	54	54	208

Total revenues	274	410	130	814	180	187	351	430	1,148

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	128	129	156	413	231	278	191	252	952
Interest credited	122	124	124	370	128	130	129	128	515
Acquisition and operating expenses, net of deferrals	39	35	32	106	51	39	42	38	170
Amortization of deferred acquisition costs and intangibles	23	69	79	171	131	(12)	28	23	170
Goodwill impairment	—	—	—	—	243	—	—	—	243
Interest expense	—	1	—	1	—	1	1	1	3

Total benefits and expenses	312	358	391	1,061	784	436	391	442	2,053

INCOME (LOSS) BEFORE INCOME TAXES	(38)	52	(261)	(247)	(604)	(249)	(40)	(12)	(905)
Provision (benefit) for income taxes	(14)	22	(105)	(97)	(132)	(106)	—	(6)	(244)

NET INCOME (LOSS)	(24)	30	(156)	(150)	(472)	(143)	(40)	(6)	(661)

ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	32	(17)	110	125	156	158	53	42	409
Expenses related to reorganization, net of taxes	—	—	—	—	6	—	—	—	6

NET OPERATING INCOME (LOSS)	$8	$13	$(46)	$(25)	$(310)	$15	$13	$36	$(246)

Effective tax rate (operating income (loss))	30.5%	50.8%	49.9%	54.0%	12.6%	442.3%	70.6%	31.4%	7.7%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2009

Net Operating Income (Loss) and Sales—Retirement Income—Fee-Based

(amounts in millions)

	2009				2008
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	7	8	12	27	8	2	3	3	16
Net investment gains (losses)	8	91	(17)	82	31	(82)	7	(35)	(79)
Insurance and investment product fees and other	46	39	40	125	42	48	51	51	192

Total revenues	61	138	35	234	81	(32)	61	19	129

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	3	4	22	29	36	11	8	5	60
Interest credited	3	3	3	9	3	4	3	4	14
Acquisition and operating expenses, net of deferrals	20	15	14	49	25	14	16	13	68
Amortization of deferred acquisition costs and intangibles	7	49	76	132	123	(18)	18	4	127
Goodwill impairment	—	—	—	—	58	—	—	—	58
Interest expense	—	—	—	—	—	—	—	—	—

Total benefits and expenses	33	71	115	219	245	11	45	26	327

INCOME (LOSS) BEFORE INCOME TAXES	28	67	(80)	15	(164)	(43)	16	(7)	(198)
Provision (benefit) for income taxes	8	29	(41)	(4)	(44)	(19)	8	(4)	(59)

NET INCOME (LOSS)	20	38	(39)	19	(120)	(24)	8	(3)	(139)

ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	(4)	(27)	12	(19)	8	23	(2)	13	42
Expenses related to reorganization, net of taxes	—	—	—	—	3	—	—	—	3

NET OPERATING INCOME (LOSS)	$16	$11	$(27)	$—	$(109)	$(1)	$6	$10	$(94)

Effective tax rate (operating income (loss))	28.7%	56.7%	55.9%	99.4%	25.7%	86.9%	56.4%	21.9%	27.1%

SALES:
Sales by Product:
Income Distribution Series(1)	$187	$131	$121	$439	$270	$499	$585	$586	$1,940
Traditional Variable Annuities(2)	30	23	22	75	41	97	118	113	369
Variable Life	—	—	—	—	—	—	2	1	3

Total Sales	$217	$154	$143	$514	$311	$596	$705	$700	$2,312

Sales by Distribution Channel:
Financial Intermediaries	$200	$136	$124	$460	$278	$545	$662	$660	$2,145
Independent Producers	7	8	6	21	8	17	15	12	52
Dedicated Sales Specialists	10	10	13	33	25	34	28	28	115

Total Sales	$217	$154	$143	$514	$311	$596	$705	$700	$2,312

(1)

The Income Distribution Series products are comprised of the deferred and immediate variable annuity products with rider options, that provide guaranteed income benefits including GMWBs and certain types of guaranteed annuitization benefits. These products do not include fixed single premium immediate annuities or deferred annuities, which may also serve income distribution needs.

(2)

The traditional variable annuities include products that provide the potential for tax deferred growth on the policyholder’s premium. These products do not provide the opportunity for a living benefit through guaranteed minimum withdrawal benefits; however, similar to the Income Distribution Series products, they do provide a variety of guaranteed minimum death benefit options.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2009

Selected Operating Performance Measures—Retirement Income—Fee-Based

(amounts in millions)

	2009				2008
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
Income Distribution Series
Account value, net of reinsurance, beginning of period	$5,286	$5,093	$5,234	$5,234	$5,372	$5,308	$4,877	$4,535	$4,535
Deposits	190	133	125	448	287	506	596	595	1,984
Surrenders, benefits and product charges	(109)	(109)	(106)	(324)	(135)	(115)	(112)	(105)	(467)

Net flows	81	24	19	124	152	391	484	490	1,517
Interest credited and investment performance	435	169	(160)	444	(290)	(327)	(53)	(148)	(818)

Account value, net of reinsurance, end of period	5,802	5,286	5,093	5,802	5,234	5,372	5,308	4,877	5,234

Traditional Variable Annuities
Account value, net of reinsurance, beginning of period	1,796	1,642	1,756	1,756	2,014	2,278	2,241	2,345	2,345
Deposits	25	16	19	60	40	92	105	108	345
Surrenders, benefits and product charges	(48)	(60)	(63)	(171)	(71)	(66)	(63)	(59)	(259)

Net flows	(23)	(44)	(44)	(111)	(31)	26	42	49	86
Interest credited and investment performance	200	198	(70)	328	(227)	(290)	(5)	(153)	(675)

Account value, net of reinsurance, end of period	1,973	1,796	1,642	1,973	1,756	2,014	2,278	2,241	1,756

Variable Life Insurance
Account value, beginning of the period	271	248	266	266	324	373	371	403	403
Deposits	3	3	4	10	3	4	5	5	17
Surrenders, benefits and product charges	(12)	(9)	(11)	(32)	(8)	(15)	(10)	(10)	(43)

Net flows	(9)	(6)	(7)	(22)	(5)	(11)	(5)	(5)	(26)
Interest credited and investment performance	30	29	(11)	48	(53)	(38)	7	(27)	(111)

Account value, end of period	292	271	248	292	266	324	373	371	266

Total Retirement Income—Fee-Based	$8,067	$7,353	$6,983	$8,067	$7,256	$7,710	$7,959	$7,489	$7,256

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2009

Net Operating Income (Loss) and Sales—Retirement Income—Spread-Based

(amounts in millions)

	2009				2008
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$30	$38	$47	$115	$105	$181	$111	$167	$564
Net investment income	253	250	224	727	271	278	288	299	1,136
Net investment gains (losses)	(71)	(19)	(180)	(270)	(284)	(243)	(112)	(58)	(697)
Insurance and investment product fees and other	1	3	4	8	7	3	3	3	16

Total revenues	213	272	95	580	99	219	290	411	1,019

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	125	125	134	384	195	267	183	247	892
Interest credited	119	121	121	361	125	126	126	124	501
Acquisition and operating expenses, net of deferrals	19	20	18	57	26	25	26	25	102
Amortization of deferred acquisition costs and intangibles	16	20	3	39	8	6	10	19	43
Goodwill impairment	—	—	—	—	185	—	—	—	185
Interest expense	—	1	—	1	—	1	1	1	3

Total benefits and expenses	279	287	276	842	539	425	346	416	1,726

LOSS BEFORE INCOME TAXES	(66)	(15)	(181)	(262)	(440)	(206)	(56)	(5)	(707)
Benefit for income taxes	(22)	(7)	(64)	(93)	(88)	(87)	(8)	(2)	(185)

NET LOSS	(44)	(8)	(117)	(169)	(352)	(119)	(48)	(3)	(522)

ADJUSTMENTS TO NET LOSS:
Net investment (gains) losses, net of taxes and other adjustments	36	10	98	144	148	135	55	29	367
Expenses related to reorganization, net of taxes	—	—	—	—	3	—	—	—	3

NET OPERATING INCOME (LOSS)	$(8)	$2	$(19)	$(25)	$(201)	$16	$7	$26	$(152)

Effective tax rate (operating income (loss))	26.6%	-63.2%	37.9%	38.2%	3.5%	-408.1%	76.6%	34.7%	-10.3%

SALES:
Sales by Product:
Structured Settlements	$1	$5	$4	$10	$1	$—	$—	$3	$4
Single Premium Immediate Annuities	62	70	74	206	161	259	150	240	810
Fixed Annuities	64	221	229	514	426	468	298	408	1,600

Total Sales	$127	$296	$307	$730	$588	$727	$448	$651	$2,414

Sales by Distribution Channel:
Financial Intermediaries	$70	$165	$162	$397	$341	$572	$360	$541	$1,814
Independent Producers	52	121	127	300	230	146	82	103	561
Dedicated Sales Specialists	5	10	18	33	17	9	6	7	39

Total Sales	$127	$296	$307	$730	$588	$727	$448	$651	$2,414

PREMIUMS BY PRODUCT:
Single Premium Immediate Annuities	$30	$36	$44	$110	$105	$181	$111	$165	$562
Structured Settlements	—	2	3	5	—	—	—	2	2

Total Premiums	$30	$38	$47	$115	$105	$181	$111	$167	$564

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2009

Selected Operating Performance Measures—Retirement Income—Spread-Based

(amounts in millions)

	2009				2008
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
Fixed Annuities
Account value, net of reinsurance, beginning of period	$11,770	$11,833	$11,996	$11,996	$12,174	$12,130	$12,141	$12,073	$12,073
Deposits	69	229	242	540	447	514	333	436	1,730
Surrenders, benefits and product charges	(353)	(394)	(508)	(1,255)	(734)	(576)	(449)	(474)	(2,233)

Net flows	(284)	(165)	(266)	(715)	(287)	(62)	(116)	(38)	(503)
Interest credited	102	102	103	307	109	106	105	106	426

Account value, net of reinsurance, end of period	11,588	11,770	11,833	11,588	11,996	12,174	12,130	12,141	11,996

Single Premium Immediate Annuities
Account value, net of reinsurance, beginning of period	6,827	6,925	6,957	6,957	6,956	6,781	6,781	6,668	6,668
Premiums and deposits	91	101	111	303	230	280	188	291	989
Surrenders, benefits and product charges	(255)	(289)	(236)	(780)	(323)	(197)	(278)	(267)	(1,065)

Net flows	(164)	(188)	(125)	(477)	(93)	83	(90)	24	(76)
Interest credited	90	90	93	273	94	92	90	89	365

Account value, net of reinsurance, end of period	6,753	6,827	6,925	6,753	6,957	6,956	6,781	6,781	6,957

Structured Settlements
Account value, net of reinsurance, beginning of period	1,117	1,101	1,106	1,106	1,106	1,107	1,105	1,103	1,103
Premiums and deposits	—	6	4	10	—	—	1	2	3
Surrenders, benefits and product charges	(15)	(5)	(23)	(43)	(15)	(15)	(13)	(14)	(57)

Net flows	(15)	1	(19)	(33)	(15)	(15)	(12)	(12)	(54)
Interest credited	14	15	14	43	15	14	14	14	57

Account value, net of reinsurance, end of period	1,116	1,117	1,101	1,116	1,106	1,106	1,107	1,105	1,106

Total Retirement Income—Spread-Based	$19,457	$19,714	$19,859	$19,457	$20,059	$20,236	$20,018	$20,027	$20,059

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2009

Net Operating Income (Loss) and Sales—Institutional

(amounts in millions)

	2009				2008
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	6	10	11	27	61	87	100	135	383
Net investment gains (losses)	(5)	(36)	(144)	(185)	(269)	(206)	(303)	(59)	(837)
Insurance and investment product fees and other	4	30	71	105	40	81	—	—	121

Total revenues	5	4	(62)	(53)	(168)	(38)	(203)	76	(333)

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	—	—	—	—	—	—	—	—
Interest credited	20	30	41	91	74	80	86	115	355
Acquisition and operating expenses, net of deferrals	1	1	2	4	1	2	2	2	7
Amortization of deferred acquisition costs and intangibles	—	1	2	3	1	2	1	1	5
Goodwill impairment	—	—	—	—	—	12	—	—	12
Interest expense	—	—	—	—	—	—	—	—	—

Total benefits and expenses	21	32	45	98	76	96	89	118	379

LOSS BEFORE INCOME TAXES	(16)	(28)	(107)	(151)	(244)	(134)	(292)	(42)	(712)
Benefit for income taxes	(4)	(11)	(38)	(53)	(84)	(49)	(101)	(14)	(248)

NET LOSS	(12)	(17)	(69)	(98)	(160)	(85)	(191)	(28)	(464)

ADJUSTMENT TO NET LOSS:
Net investment (gains) losses, net of taxes and other adjustments	2	23	94	119	175	134	196	39	544

NET OPERATING INCOME (LOSS)	$(10)	$6	$25	$21	$15	$49	$5	$11	$80

Effective tax rate (operating income (loss))	26.4%	23.0%	33.5%	33.7%	41.2%	32.0%	51.6%	34.0%	35.8%

SALES:
Sales by Product:
Guaranteed Investment Contracts (GICs)	$—	$—	$—	$—	$—	$68	$184	$44	$296
Funding Agreements Backing Notes	—	—	—	—	—	48	675	107	830
Funding Agreements	—	—	—	—	243	342	75	—	660

Total Sales	$—	$—	$—	$—	$243	$458	$934	$151	$1,786

Institutional products, when sold, are executed through specialized brokers and investment brokers, as well as directly to the contractholder.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2009

Selected Operating Performance Measures—Institutional

(amounts in millions)

	2009				2008
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
GICs, Funding Agreements Backing Notes and Funding Agreements
Account value, beginning of period	$5,555	$6,677	$8,104	$8,104	$9,253	$10,773	$10,655	$10,982	$10,982
Deposits(1)	—	—	—	—	243	558	1,128	251	2,180
Surrenders and benefits(1)	(553)	(1,177)	(1,466)	(3,196)	(1,491)	(2,149)	(1,099)	(727)	(5,466)

Net flows	(553)	(1,177)	(1,466)	(3,196)	(1,248)	(1,591)	29	(476)	(3,286)
Interest credited	47	52	61	160	89	94	96	117	396
Foreign currency translation	4	3	(22)	(15)	10	(23)	(7)	32	12

Account value, end of period	$5,053	$5,555	$6,677	$5,053	$8,104	$9,253	$10,773	$10,655	$8,104

By Contract Type:
GICs	$991	$1,003	$1,067		$1,177	$1,392	$1,478	$1,449
Funding Agreements Backing Notes	3,822	4,312	4,778		5,718	5,988	7,349	6,909
Funding Agreements	240	240	832		1,209	1,873	1,946	2,297

Total	$5,053	$5,555	$6,677		$8,104	$9,253	$10,773	$10,655

Funding Agreements By Liquidity Provisions:
90 day—putable	$—	$—	$—		$—	$—	$350	$180
180 day—putable	—	—	—		—	—	200	345
No put	—	—	150		250	955	550	925
Rolling maturity:(2)
No extension and matures in next 12 months	100	100	100		375	475	740	740
Extendible with 12 and 13 months rolling maturity	—	—	—		—	100	100	100
Funding agreements with maturities greater than 12 months	140	140	580		580	337	—	—
Accrued interest	—	—	2		4	6	6	7

Total funding agreements	$240	$240	$832		$1,209	$1,873	$1,946	$2,297

(1)

“Surrenders and benefits” include contracts that have matured but are redeposited with the company and reflected as deposits. For the three and nine months ended September 30, 2009, there were no contracts that matured and were redeposited. For the three and nine months ended September 30, 2008, contracts that matured and were redeposited and reflected under “deposits” amounted to zero and $295 million, respectively. The company has also included in “surrenders and benefits” the early retirement of institutional contracts at a discount to contract values.

(2)	Includes products having a 12 and 13 months rolling maturity.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2009

Net Operating Income and Sales—Life Insurance

(amounts in millions)

	2009				2008
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$241	$241	$243	$725	$235	$241	$250	$242	$968
Net investment income	111	108	103	322	142	141	148	153	584
Net investment gains (losses)	(43)	(42)	(160)	(245)	(230)	(137)	(80)	(26)	(473)
Insurance and investment product fees and other	111	96	93	300	96	98	89	93	376

Total revenues	420	403	279	1,102	243	343	407	462	1,455

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	211	207	222	640	208	230	208	205	851
Interest credited	64	59	62	185	60	63	60	61	244
Acquisition and operating expenses, net of deferrals	36	31	33	100	41	37	34	37	149
Amortization of deferred acquisition costs and intangibles	4	28	36	68	44	18	39	35	136
Goodwill impairment	—	—	—	—	—	—	—	—	—
Interest expense	23	23	26	72	48	37	38	46	169

Total benefits and expenses	338	348	379	1,065	401	385	379	384	1,549

INCOME (LOSS) BEFORE INCOME TAXES	82	55	(100)	37	(158)	(42)	28	78	(94)
Provision (benefit) for income taxes	23	20	(35)	8	(55)	(16)	(6)	29	(48)

NET INCOME (LOSS)	59	35	(65)	29	(103)	(26)	34	49	(46)

ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	20	23	103	146	149	89	53	16	307
Expenses related to reorganization, net of taxes	—	—	—	—	3	—	—	—	3

NET OPERATING INCOME	$79	$58	$38	$175	$49	$63	$87	$65	$264

Effective tax rate (operating income)	29.8%	35.4%	35.4%	33.0%	35.5%	33.6%	20.2%	36.9%	31.1%

SALES:
Sales by Product:
Term Life	$19	$18	$19	$56	$22	$21	$25	$23	$91
Universal Life:
Annualized first-year deposits	8	8	9	25	12	12	14	13	51
Excess deposits	23	23	28	74	29	43	46	43	161

Total Universal Life	31	31	37	99	41	55	60	56	212

Total Sales	$50	$49	$56	$155	$63	$76	$85	$79	$303

Sales by Distribution Channel:
Financial Intermediaries	$—	$1	$1	$2	$1	$—	$1	$1	$3
Independent Producers	50	48	55	153	62	76	84	78	300

Total Sales	$50	$49	$56	$155	$63	$76	$85	$79	$303

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2009

Life Insurance In-force

(amounts in millions)

	2009			2008
	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Term life insurance
Life insurance in-force, net of reinsurance	$474,721	$477,759	$489,723	$480,641	$491,032	$481,430	$476,503
Life insurance in-force before reinsurance	$621,808	$623,139	$625,503	$625,766	$625,385	$621,221	$619,086

Universal and whole life insurance
Life insurance in-force, net of reinsurance	$43,875	$43,800	$43,901	$43,889	$43,781	$42,833	$42,590
Life insurance in-force before reinsurance	$50,952	$50,994	$51,201	$51,308	$51,043	$51,851	$51,534

Total life insurance
Life insurance in-force, net of reinsurance	$518,596	$521,559	$533,624	$524,530	$534,813	$524,263	$519,093
Life insurance in-force before reinsurance	$672,760	$674,133	$676,704	$677,074	$676,428	$673,072	$670,620

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2009

Net Operating Income and Sales—Long-Term Care

(amounts in millions)

	2009(1)				2008
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$542	$550	$545	$1,637	$556	$536	$524	$511	$2,127
Net investment income	224	246	225	695	226	222	215	216	879
Net investment gains (losses)	3	(26)	(216)	(239)	629	(34)	(23)	(32)	540
Insurance and investment product fees and other	5	9	8	22	6	6	6	6	24

Total revenues	774	779	562	2,115	1,417	730	722	701	3,570

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	565	559	536	1,660	541	540	531	522	2,134
Interest credited	19	50	48	117	47	46	45	41	179
Acquisition and operating expenses, net of deferrals	94	90	86	270	95	89	84	83	351
Amortization of deferred acquisition costs and intangibles	39	40	47	126	32	29	31	29	121
Goodwill impairment	—	—	—	—	—	—	—	—	—
Interest expense	—	—	—	—	—	—	—	—	—

Total benefits and expenses	717	739	717	2,173	715	704	691	675	2,785

INCOME (LOSS) BEFORE INCOME TAXES	57	40	(155)	(58)	702	26	31	26	785
Provision (benefit) for income taxes	20	14	(54)	(20)	246	9	12	9	276

NET INCOME (LOSS)	37	26	(101)	(38)	456	17	19	17	509

ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	(2)	17	141	156	(410)	22	15	21	(352)
Expenses related to reorganization, net of taxes	—	—	—	—	3	—	—	—	3

NET OPERATING INCOME	$35	$43	$40	$118	$49	$39	$34	$38	$160

Effective tax rate (operating income)	35.6%	34.2%	35.4%	35.1%	36.2%	34.7%	36.4%	34.9%	35.6%

SALES:
Sales by Distribution Channel:
Financial Intermediaries	$3	$2	$2	$7	$4	$5	$4	$6	$19
Independent Producers	12	11	11	34	17	23	24	23	87
Dedicated Sales Specialist	13	12	11	36	12	15	16	15	58

Total Individual Long-Term Care	28	25	24	77	33	43	44	44	164
Group Long-Term Care	5	1	1	7	5	1	1	1	8
Medicare Supplement and Other A&H	12	13	17	42	18	14	13	10	55
Linked-Benefits	8	5	5	18	8	6	8	7	29

Total Sales	$53	$44	$47	$144	$64	$64	$66	$62	$256

LOSS RATIOS:
Total Long-Term Care
Earned Premiums	$469	$478	$475	$1,422	$482	$470	$459	$443	$1,854
Loss Ratio(2)	64.6%	67.5%	63.6%	65.3%	63.0%	66.5%	66.9%	66.9%	65.8%
Gross Benefits Ratio(3)	108.2%	105.0%	100.0%	104.4%	102.0%	104.6%	105.2%	105.6%	104.3%
Medicare Supplement and A&H(4)
Earned Premiums	$74	$73	$73	$220	$73	$68	$68	$68	$277
Loss Ratio(2)	73.0%	78.8%	82.6%	78.1%	64.7%	69.6%	70.5%	76.2%	70.1%

(1)

In the first quarter of 2009, the company began reporting the results of the equity access business in the long-term care business included in the Retirement and Protection segment. The equity access business was previously reported in Corporate and Other activities. The amounts associated with this business were not material and the prior period amounts have not been re-presented.

(2)

The loss ratio for the long-term care insurance products was calculated by dividing benefits and other changes in policy reserves less tabular interest on reserves less loss adjustment expenses by net earned premiums.

(3)	The gross benefits ratio for the long-term care insurance products was calculated by dividing the benefits and other changes in policy reserves by net earned premiums.
(4)	Net earned premiums and loss ratios for Medicare Supplement and A&H do not include the linked-benefits products.

International

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2009

Net Operating Income—International

(amounts in millions)

	2009				2008
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$523	$508	$496	$1,527	$533	$587	$628	$609	$2,357
Net investment income	124	122	104	350	117	146	148	138	549
Net investment gains (losses)	4	4	(15)	(7)	(5)	(37)	25	(7)	(24)
Insurance and investment product fees and other	12	5	5	22	—	7	7	11	25

Total revenues	663	639	590	1,892	645	703	808	751	2,907

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	200	226	192	618	176	147	160	163	646
Acquisition and operating expenses, net of deferrals	215	197	195	607	246	254	273	258	1,031
Amortization of deferred acquisition costs and intangibles	65	66	74	205	72	87	97	103	359
Interest expense	15	24	8	47	6	19	8	7	40

Total benefits and expenses	495	513	469	1,477	500	507	538	531	2,076

INCOME BEFORE INCOME TAXES	168	126	121	415	145	196	270	220	831
Provision for income taxes	45	36	30	111	34	54	71	64	223

NET INCOME	123	90	91	304	111	142	199	156	608
Less: net income attributable to noncontrolling interests	26	—	—	26	—	—	—	—	—

NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	97	90	91	278	111	142	199	156	608

ADJUSTMENTS TO NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	(1)	(3)	10	6	4	24	(16)	4	16
Expenses related to reorganization, net of taxes	—	—	—	—	9	—	—	—	9

NET OPERATING INCOME(1)	$96	$87	$101	$284	$124	$166	$183	$160	$633

Effective tax rate (operating income)	23.3%	28.7%	26.2%	26.0%	24.3%	28.1%	25.6%	29.5%	27.1%

(1)

Net operating income adjusted for foreign exchange as compared to the prior year period for the International segment was $102 million and $342 million for the three and nine months ended September 30, 2009, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2009

Net Operating Income and Sales—International Mortgage Insurance—Canada

(amounts in millions)

	2009				2008
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$141	$131	$127	$399	$125	$137	$139	$133	$534
Net investment income	43	42	41	126	44	50	50	48	192
Net investment gains (losses)	7	5	(3)	9	(2)	—	26	(6)	18
Insurance and investment product fees and other	1	—	—	1	—	1	—	—	1

Total revenues	192	178	165	535	167	188	215	175	745

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	58	63	50	171	39	34	30	35	138
Acquisition and operating expenses, net of deferrals	22	17	17	56	24	22	22	22	90
Amortization of deferred acquisition costs and intangibles	10	9	9	28	7	8	9	8	32
Interest expense	—	—	1	1	1	1	—	1	3

Total benefits and expenses	90	89	77	256	71	65	61	66	263

INCOME BEFORE INCOME TAXES	102	89	88	279	96	123	154	109	482
Provision for income taxes	28	26	25	79	31	43	54	38	166

NET INCOME	74	63	63	200	65	80	100	71	316
Less: net income attributable to noncontrolling interests	26	—	—	26	—	—	—	—	—

NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	48	63	63	174	65	80	100	71	316

ADJUSTMENTS TO NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	(3)	(5)	3	(5)	1	—	(17)	4	(12)
Expenses related to reorganization, net of taxes	—	—	—	—	1	—	—	—	1

NET OPERATING INCOME(1)	$45	$58	$66	$169	$67	$80	$83	$75	$305

Effective tax rate (operating income)	21.6%	29.2%	28.7%	27.1%	31.9%	35.2%	35.0%	35.0%	34.4%

SALES:
New Insurance Written (NIW)
Flow	$4,400	$3,600	$2,400	$10,400	$4,800	$8,000	$7,500	$4,900	$25,200
Bulk	200	—	400	600	1,800	900	800	1,500	5,000

Total Canada NIW(2)	$4,600	$3,600	$2,800	$11,000	$6,600	$8,900	$8,300	$6,400	$30,200

(1)

Net operating income for the Canadian platform adjusted for foreign exchange as compared to the prior year period was $47 million and $196 million for the three and nine months ended September 30, 2009, respectively.

(2)

New insurance written for the Canadian platform adjusted for foreign exchange as compared to the prior year period was $5,000 million and $12,500 million for the three and nine months ended September 30, 2009, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2009

Net Operating Income and Sales—International Mortgage Insurance—Australia

(amounts in millions)

	2009				2008
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$77	$77	$66	$220	$72	$78	$85	$86	$321
Net investment income	34	29	26	89	28	38	38	35	139
Net investment gains (losses)	(1)	—	3	2	(1)	(4)	—	(1)	(6)
Insurance and investment product fees and other	1	—	—	1	(1)	—	1	—	—

Total revenues	111	106	95	312	98	112	124	120	454

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	35	41	39	115	34	38	35	35	142
Acquisition and operating expenses, net of deferrals	14	12	12	38	13	13	18	19	63
Amortization of deferred acquisition costs and intangibles	6	7	5	18	5	6	6	7	24
Interest expense	—	—	—	—	—	—	—	—	—

Total benefits and expenses	55	60	56	171	52	57	59	61	229

INCOME BEFORE INCOME TAXES	56	46	39	141	46	55	65	59	225
Provision for income taxes	15	14	8	37	8	10	15	12	45

NET INCOME	41	32	31	104	38	45	50	47	180
Less: net income attributable to noncontrolling interests	—	—	—	—	—	—	—	—	—

NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	41	32	31	104	38	45	50	47	180

ADJUSTMENTS TO NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	1	—	(2)	(1)	1	3	—	—	4
Expenses related to reorganization, net of taxes	—	—	—	—	1	—	—	—	1

NET OPERATING INCOME(1)	$42	$32	$29	$103	$40	$48	$50	$47	$185

Effective tax rate (operating income)	27.3%	31.0%	19.0%	26.4%	17.1%	19.7%	22.3%	20.9%	20.2%

SALES:
New Insurance Written (NIW)
Flow	$8,900	$8,700	$6,600	$24,200	$6,600	$8,700	$10,000	$10,400	$35,700
Bulk	—	—	—	—	300	600	600	1,000	2,500

Total Australia NIW(2)	$8,900	$8,700	$6,600	$24,200	$6,900	$9,300	$10,600	$11,400	$38,200

(1)

Net operating income for the Australian platform adjusted for foreign exchange as compared to the prior year period was $45 million and $127 million for the three and nine months ended September 30, 2009, respectively.

(2)

New insurance written for the Australian platform adjusted for foreign exchange as compared to the prior year period was $9,500 million and $29,300 million for the three and nine months ended September 30, 2009, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2009

Net Operating Income (Loss) and Sales—Other International Mortgage Insurance

(amounts in millions)

	2009				2008
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$18	$16	$21	$55	$33	$30	$29	$28	$120
Net investment income	5	4	5	14	8	9	9	9	35
Net investment gains (losses)	1	—	(2)	(1)	2	(6)	—	—	(4)
Insurance and investment product fees and other	—	1	1	2	(1)	—	—	1	—

Total revenues	24	21	25	70	42	33	38	38	151

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	24	21	20	65	34	26	19	21	100
Acquisition and operating expenses, net of deferrals	10	8	13	31	18	19	17	17	71
Amortization of deferred acquisition costs and intangibles	2	1	2	5	7	1	2	1	11
Interest expense	—	—	—	—	—	—	—	—	—

Total benefits and expenses	36	30	35	101	59	46	38	39	182

LOSS BEFORE INCOME TAXES	(12)	(9)	(10)	(31)	(17)	(13)	—	(1)	(31)
Benefit for income taxes	(4)	(1)	(4)	(9)	(7)	(7)	(1)	(1)	(16)

NET INCOME (LOSS)	(8)	(8)	(6)	(22)	(10)	(6)	1	—	(15)
Less: net income attributable to noncontrolling interests	—	—	—	—	—	—	—	—	—

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	(8)	(8)	(6)	(22)	(10)	(6)	1	—	(15)

ADJUSTMENTS TO NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	(1)	1	1	1	(1)	4	—	—	3
Expenses related to reorganization, net of taxes	—	—	—	—	3	—	—	—	3

NET OPERATING INCOME (LOSS)(1)	$(9)	$(7)	$(5)	$(21)	$(8)	$(2)	$1	$—	$(9)

Effective tax rate (operating income (loss))	38.6%	7.7%	39.8%	30.6%	40.7%	74.7%	219.7%	154.3%	56.8%

SALES:
New Insurance Written (NIW)
Flow	$900	$600	$900	$2,400	$1,500	$2,000	$2,100	$2,300	$7,900
Bulk	—	100	—	100	—	1,100	500	700	2,300

Total Other International NIW(2)	$900	$700	$900	$2,500	$1,500	$3,100	$2,600	$3,000	$10,200

(1)

Net operating income (loss) for the Other International platform adjusted for foreign exchange as compared to the prior year period was $(8) million and $(18) million for the three and nine months ended September 30, 2009, respectively.

(2)

New insurance written for the Other International platform adjusted for foreign exchange as compared to the prior year period was $900 million and $2,900 million for the three and nine months ended September 30, 2009, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2009

Selected Key Performance Measures—International Mortgage Insurance

(amounts in millions)

	2009				2008
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
Net Premiums Written
Canada	$94	$70	$52	$216	$129	$214	$198	$130	$671
Australia	101	110	82	293	73	82	89	97	341
Other International(2)	9	1	4	14	(62)	10	5	18	(29)

Total International Net Premiums Written	$204	$181	$138	$523	$140	$306	$292	$245	$983

Loss Ratio(3)
Canada	41%	48%	39%	43%	32%	25%	21%	26%	26%
Australia	45%	54%	59%	52%	47%	48%	41%	41%	44%
Other International	131%	129%	95%	117%	99%	87%	70%	71%	83%
Total International Loss Ratio	50%	56%	51%	52%	46%	40%	33%	37%	39%

Expense Ratio(4)
Canada	33%	38%	50%	39%	23%	14%	16%	23%	18%
Australia	20%	17%	21%	19%	25%	22%	27%	27%	25%
Other International(2)	127%	NM (1)	364%	255%	-34%	190%	362%	104%	-277%
Total International Expense Ratio	31%	30%	42%	34%	50%	22%	25%	31%	29%

Primary Insurance In-force
Canada	$204,900	$186,600	$169,700		$171,500	$192,800	$194,100	$185,000
Australia	241,400	218,500	185,800		184,500	207,500	249,900	234,600
Other International(2)	48,800	47,700	45,100		49,400	64,300	71,500	72,400

Total International Primary Insurance In-force	$495,100	$452,800	$400,600		$405,400	$464,600	$515,500	$492,000

Primary Risk In-force(5)
Canada
Flow	$56,800	$51,400	$46,700		$47,300	$53,300	$53,400	$50,700
Bulk	14,900	13,900	12,700		12,700	14,200	14,500	14,100

Total Canada	71,700	65,300	59,400		60,000	67,500	67,900	64,800
Australia
Flow	75,000	67,700	57,300		56,700	63,700	76,500	71,600
Bulk	9,500	8,800	7,700		7,900	8,900	11,000	10,500

Total Australia	84,500	76,500	65,000		64,600	72,600	87,500	82,100
Other International
Flow(2)	5,800	5,600	5,300		5,600	7,100	7,900	8,000
Bulk	600	600	600		700	800	800	800

Total Other International	6,400	6,200	5,900		6,300	7,900	8,700	8,800

Total International Primary Risk In-force	$162,600	$148,000	$130,300		$130,900	$148,000	$164,100	$155,700

The loss and expense ratios included above were calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)	“NM” is defined as not meaningful for increases or decreases greater than 500%.
(2)	Includes the impact of settlements and cancelled insurance contracts, primarily with lenders in Europe.
(3)

The ratio of incurred losses and loss adjustment expense to net premiums earned. In determining the pricing of the mortgage insurance products, the company develops a pricing loss ratio which uses industry and company loss experience over a number of years, which incorporates both favorable and unfavorable economic environments, differing coverage levels and varying capital requirements. Actual results may vary from pricing loss ratios for a number of reasons, which include differing economic conditions and actual individual product and lender performance. New business pricing loss ratios for the international businesses were as follows: Canada 35%-40%, Australia 25%-35% and Europe 60%-65%.

(4)

The ratio of an insurer’s general expenses to net premiums written. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles and excludes reorganization expenses recorded in the fourth quarter of 2008.

(5)

The businesses in Australia, New Zealand and Canada currently provide 100% coverage on the majority of the loans the company insures in those markets. For the purpose of representing the risk in-force, the company has computed an “Effective Risk In-force” amount which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in-force has been calculated by applying to insurance in-force a factor that represents the highest expected average per-claim payment for any one underwriting year over the life of the businesses in Australia, New Zealand and Canada. This factor was 35% for all periods presented.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2009

Selected Key Performance Measures—International Mortgage Insurance—Canada

(dollar amounts in millions)

Primary Insurance	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008
Insured loans in-force	1,198,792	1,188,541	1,174,756	1,168,884	1,141,020
Insured delinquent loans	3,359	3,551	3,365	2,940	2,517
Insured delinquency rate	0.28%	0.30%	0.29%	0.25%	0.22%
Flow loans in-force	918,015	904,702	893,680	890,092	871,025
Flow delinquent loans	3,102	3,283	3,074	2,680	2,298
Flow delinquency rate	0.34%	0.36%	0.34%	0.30%	0.26%
Bulk loans in-force	280,777	283,839	281,076	278,792	269,995
Bulk delinquent loans	257	268	291	260	219
Bulk delinquency rate	0.09%	0.09%	0.10%	0.09%	0.08%

Loss Metrics	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008
Beginning Reserves	$192	$155	$130	$127	$117
Paid claims	(52)	(39)	(22)	(18)	(21)
Increase in reserves	58	62	50	39	35
Impact of changes in foreign exchange rates	15	14	(3)	(18)	(4)

Ending Reserves	$213	$192	$155	$130	$127

	September 30, 2009		June 30, 2009		September 30, 2008
Province and Territory	% of Primary Risk In-force	Primary Delinquency Rate	% of Primary Risk In-force	Primary Delinquency Rate	% of Primary Risk In-force	Primary Delinquency Rate
Ontario	48%	0.25%	48%	0.30%	48%	0.23%
British Columbia	16	0.23%	16	0.21%	16	0.11%
Alberta	15	0.50%	15	0.47%	15	0.24%
Quebec	14	0.29%	14	0.29%	14	0.25%
Nova Scotia	2	0.31%	2	0.29%	2	0.26%
Saskatchewan	2	0.12%	2	0.13%	2	0.07%
Manitoba	1	0.09%	1	0.12%	1	0.12%
New Brunswick	1	0.25%	1	0.25%	1	0.23%
All Other	1	0.13%	1	0.15%	1	0.20%

Total	100%	0.28%	100%	0.30%	100%	0.22%

By Policy Year
2000 and Prior	8%	0.02%	8%	0.03%	9%	0.04%
2001	3	0.04%	3	0.05%	3	0.04%
2002	5	0.04%	5	0.06%	5	0.07%
2003	6	0.11%	6	0.14%	7	0.11%
2004	9	0.14%	9	0.20%	10	0.20%
2005	10	0.22%	10	0.27%	11	0.27%
2006	12	0.46%	13	0.53%	14	0.45%
2007	25	0.56%	27	0.56%	28	0.33%
2008	15	0.40%	15	0.31%	13	0.06%
2009	7	0.04%	4	0.02%	—	—%

Total	100%	0.28%	100%	0.30%	100%	0.22%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2009

Selected Key Performance Measures—International Mortgage Insurance—Canada

(Canadian dollar amounts in millions)

	2009				2008
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
Paid Claims
Flow	$56	$45	$27	$128	$21	$20	$20	$15	$76
Bulk	1	—	1	2	1	—	—	—	1

Total Paid Claims	$57	$45	$28	$130	$22	$20	$20	$15	$77

Average Paid Claim (in thousands)	$69.8	$66.9	$64.2		$62.1	$56.3	$54.5	$49.6

Average Reserve Per Delinquency (in thousands)	$68.2	$62.8	$58.1		$54.6	$53.7	$50.8	$45.3

Loss Metrics
Beginning Reserves	$223	$196	$161		$135	$119	$109	$89
Paid claims	(57)	(45)	(28)		(22)	(20)	(20)	(15)
Increase in reserves	63	72	63		48	36	30	35

Ending Reserves	$229	$223	$196		$161	$135	$119	$109

Loan Amount
Over $550K	3%	3%	3%		3%	3%	3%	3%
$400K to $550K	7	7	6		6	6	6	6
$250K to $400K	27	27	27		27	26	26	25
$100K to $250K	56	55	56		56	57	57	58
$100K or Less	7	8	8		8	8	8	8

Total	100%	100%	100%		100%	100%	100%	100%

Average Primary Loan Size (in thousands)	$183	$182	$182		$181	$180	$178	$176

All amounts presented in Canadian dollars.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2009

Selected Key Performance Measures—International Mortgage Insurance—Australia

(dollar amounts in millions)

Primary Insurance	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008
Insured loans in-force	1,466,618	1,451,862	1,439,276	1,426,277	1,426,729
Insured delinquent loans	6,047	6,487	6,420	5,675	5,121
Insured delinquency rate	0.41%	0.45%	0.45%	0.40%	0.36%
Flow loans in-force	1,295,401	1,278,246	1,262,895	1,247,218	1,247,313
Flow delinquent loans	5,921	6,356	6,275	5,573	5,018
Flow delinquency rate	0.46%	0.50%	0.50%	0.45%	0.40%
Bulk loans in-force	171,217	173,616	176,381	179,059	179,416
Bulk delinquent loans	126	131	145	102	103
Bulk delinquency rate	0.07%	0.08%	0.08%	0.06%	0.06%

Loss Metrics	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008
Beginning Reserves	$172	$154	$138	$141	$164
Paid claims	(38)	(49)	(23)	(21)	(31)
Increase in reserves	36	41	39	34	38
Impact of changes in foreign exchange rates	16	26	—	(16)	(30)

Ending Reserves	$186	$172	$154	$138	$141

	September 30, 2009		June 30, 2009		September 30, 2008
State and Territory	% of Primary Risk In-force	Primary Delinquency Rate	% of Primary Risk In-force	Primary Delinquency Rate	% of Primary Risk In-force	Primary Delinquency Rate
New South Wales	32%	0.58%	32%	0.68%	33%	0.68%
Victoria	23	0.32%	23	0.35%	22	0.29%
Queensland	22	0.30%	22	0.29%	21	0.19%
Western Australia	10	0.28%	10	0.27%	10	0.16%
South Australia	5	0.24%	5	0.25%	5	0.18%
New Zealand	3	1.39%	3	1.44%	4	0.41%
Australian Capital Territory	2	0.08%	2	0.10%	2	0.07%
Tasmania	2	0.19%	2	0.21%	2	0.14%
Northern Territory	1	0.10%	1	0.13%	1	0.13%

Total	100%	0.41%	100%	0.45%	100%	0.36%

By Policy Year
2000 and Prior	9%	0.01%	9%	0.02%	10%	0.03%
2001	3	0.08%	3	0.06%	3	0.05%
2002	5	0.11%	6	0.11%	6	0.11%
2003	6	0.24%	7	0.27%	8	0.25%
2004	8	0.46%	8	0.52%	10	0.55%
2005	11	0.59%	12	0.74%	14	0.69%
2006	15	0.74%	16	0.87%	18	0.68%
2007	17	0.87%	17	0.86%	19	0.43%
2008	14	0.54%	15	0.38%	12	0.08%
2009	12	0.04%	7	—%	—	—%

Total	100%	0.41%	100%	0.45%	100%	0.36%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2009

Selected Key Performance Measures—International Mortgage Insurance—Australia

(Australian dollar amounts in millions)

	2009				2008
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
Paid Claims
Flow	$45	$62	$33	$140	$31	$32	$38	$42	$143
Bulk	1	—	1	2	1	1	—	1	3

Total Paid Claims	$46	$62	$34	$142	$32	$33	$38	$43	$146

Average Paid Claim (in thousands)	$66.8	$64.7	$58.6		$63.0	$63.8	$76.4	$79.3

Average Reserve Per Delinquency (in thousands)	$34.8	$32.9	$34.5		$34.8	$34.8	$34.1	$37.7

Loss Metrics
Beginning Reserves	$213	$221	$197		$179	$171	$172	$177
Paid claims	(46)	(62)	(34)		(32)	(33)	(38)	(43)
Increase in reserves	44	54	58		50	41	37	38

Ending Reserves	$211	$213	$221		$197	$179	$171	$172

Loan Amount
Over $550K	10%	10%	10%		10%	10%	10%	9%
$400K to $550K	13	13	13		12	12	12	12
$250K to $400K	34	34	33		33	33	32	32
$100K to $250K	35	35	36		37	37	37	38
$100K or Less	8	8	8		8	8	9	9

Total	100%	100%	100%		100%	100%	100%	100%

Average Primary Loan Size (in thousands)	$187	$186	$186		$186	$184	$183	$183

All amounts presented in Australian dollars.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2009

Selected Key Performance Measures—International Mortgage Insurance

(amounts in millions)

	September 30, 2009			June 30, 2009
Risk In-force by Loan-To-Value Ratio(1)	Primary	Flow	Bulk	Primary	Flow	Bulk
Canada
95.01% and above	$23,961	$23,961	$—	$21,553	$21,553	$—
90.01% to 95.00%	18,949	18,946	3	17,234	17,231	2
80.01% to 90.00%	12,649	11,700	950	11,535	10,667	868
80.00% and below	16,158	2,198	13,960	14,998	1,999	13,000

Total Canada	$71,717	$56,805	$14,912	$65,320	$51,451	$13,870

Australia
95.01% and above	$13,224	$13,223	$1	$11,686	$11,685	$1
90.01% to 95.00%	15,520	15,507	13	13,491	13,480	12
80.01% to 90.00%	20,742	20,599	143	18,504	18,370	134
80.00% and below	35,005	25,691	9,314	32,786	24,121	8,665

Total Australia	$84,491	$75,020	$9,471	$76,467	$67,655	$8,811

Other International
95.01% and above	$1,680	$1,674	$6	$1,642	$1,635	$6
90.01% to 95.00%	2,526	2,435	90	2,413	2,319	93
80.01% to 90.00%	1,905	1,482	422	1,921	1,470	451
80.00% and below	273	224	49	243	191	52

Total Other International	$6,384	$5,816	$568	$6,219	$5,616	$603

Amounts may not total due to rounding.

(1)	Loan amount in loan-to-value ratio calculation includes capitalized premiums, where applicable.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2009

Net Operating Income and Sales—Lifestyle Protection Insurance

(amounts in millions)

	2009				2008
	Q3	Q2	Q1	Total	Q4	Q3		Q2	Q1	Total
REVENUES:
Premiums	$287	$284	$282	$853	$303	$342		$375	$362	$1,382
Net investment income	42	47	32	121	37	49		51	46	183
Net investment gains (losses)	(3)	(1)	(13)	(17)	(4)	(27)		(1)	—	(32)
Insurance and investment product fees and other	10	4	4	18	2	6		6	10	24

Total revenues	336	334	305	975	338	370		431	418	1,557

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	83	101	83	267	69	49		76	72	266
Acquisition and operating expenses, net of deferrals	169	160	153	482	191	200		216	200	807
Amortization of deferred acquisition costs and intangibles	47	49	58	154	53	72		80	87	292
Interest expense	15	24	7	46	5	18		8	6	37

Total benefits and expenses	314	334	301	949	318	339		380	365	1,402

INCOME BEFORE INCOME TAXES	22	—	4	26	20	31		51	53	155
Provision (benefit) for income taxes	6	(3)	1	4	2	8		3	15	28

NET INCOME	16	3	3	22	18	23		48	38	127
Less: net income attributable to noncontrolling interests	—	—	—	—	—	—		—	—	—

NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	16	3	3	22	18	23		48	38	127

ADJUSTMENTS TO NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	2	1	8	11	3	17		1	—	21
Expenses related to reorganization, net of taxes	—	—	—	—	4	—		—	—	4

NET OPERATING INCOME(1)	$18	$4	$11	$33	$25	$40		$49	$38	$152

Effective tax rate (operating income)	26.2%	-341.2%	34.6%	22.2%	18.9%	27.6%		8.7%	28.2%	21.2%

SALES:
Lifestyle Protection Insurance
Traditional indemnity premiums	$289	$272	$267	$828	$306	$333		$390	$334	$1,363
Premium equivalents for administrative services only business	4	6	8	18	11	20		30	35	96
Reinsurance premiums assumed accounted for under the deposit method	181	178	132	491	148	260		301	270	979

Total Lifestyle Protection Insurance(2)	474	456	407	1,337	465	613		721	639	2,438
Mexico Operations	18	16	16	50	19	23		20	21	83

Total Sales	$492	$472	$423	$1,387	$484	$636		$741	$660	$2,521

SALES BY REGION:
Lifestyle Protection Insurance
Established European Regions
Western region	$53	$51	$50	$154	$61	$88		$120	$130	$399
Central region	112	107	97	316	138	153		182	153	626
Southern region	109	116	88	313	101	140		174	137	552
Nordic region	85	77	70	232	63	82		97	85	327
New Markets	41	36	36	113	33	71		63	56	223
Structured Deals(3)	74	69	66	209	69	79		85	78	311

Total Lifestyle Protection Insurance	474	456	407	1,337	465	613		721	639	2,438
Mexico Operations	18	16	16	50	19	23		20	21	83

Total Sales	$492	$472	$423	$1,387	$484	$636		$741	$660	$2,521

Loss Ratio(4)	27%	34%	27%	29%	21%	11%		18%	18%	17%
						17	%(5)

The loss ratio included above was calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)

Net operating income adjusted for foreign exchange as compared to the prior year period for the lifestyle protection insurance business was $18 million and $37 million for the three and nine months ended September 30, 2009, respectively.

(2)

Sales adjusted for foreign exchange as compared to the prior year period for the lifestyle protection insurance business was $515 million and $1,555 million for the three and nine months ended September 30, 2009, respectively.

(3)	Structured deals represent in-force blocks of business acquired through reinsurance arrangements and ongoing reciprocal arrangements in place with certain clients.
(4)	The ratio of incurred losses and loss adjustment expense to net premiums earned excluding amounts associated with the Mexico operations.
(5)	Excluding a reserve adjustment related to the company’s reinsurance runoff block of business in the third quarter of 2008, the loss ratio was 17%.

U.S. Mortgage Insurance

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2009

Net Operating Loss and Sales—U.S. Mortgage Insurance

(amounts in millions)

	2009				2008
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$156	$164	$170	$490	$182	$185	$190	$183	$740
Net investment income	34	35	33	102	33	36	36	37	142
Net investment gains (losses)	41	—	(19)	22	(15)	(45)	1	1	(58)
Insurance and investment product fees and other	4	(3)	4	5	4	4	11	8	27

Total revenues	235	196	188	619	204	180	238	229	851

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	346	371	403	1,120	366	301	295	259	1,221
Acquisition and operating expenses, net of deferrals	34	33	32	99	32	33	36	37	138
Amortization of deferred acquisition costs and intangibles	6	5	5	16	14	46	11	9	80
Goodwill impairment	—	—	—	—	—	22	—	—	22

Total benefits and expenses	386	409	440	1,235	412	402	342	305	1,461

LOSS BEFORE INCOME TAXES	(151)	(213)	(252)	(616)	(208)	(222)	(104)	(76)	(610)
Benefit for income taxes	(62)	(79)	(104)	(245)	(83)	(73)	(45)	(41)	(242)

NET LOSS	(89)	(134)	(148)	(371)	(125)	(149)	(59)	(35)	(368)

ADJUSTMENT TO NET LOSS:
Net investment (gains) losses, net of taxes and other adjustments	(27)	—	13	(14)	11	28	—	(1)	38

NET OPERATING LOSS	$(116)	$(134)	$(135)	$(385)	$(114)	$(121)	$(59)	$(36)	$(330)

Effective tax rate (operating loss)	39.7%	37.2%	41.7%	39.6%	40.1%	32.2%	43.4%	53.9%	40.1%

SALES:
New Insurance Written (NIW)
Flow	$1,500	$1,600	$2,500	$5,600	$3,200	$6,200	$14,000	$15,000	$38,400
Bulk	500	1,700	1,100	3,300	200	100	400	100	800
Pool	—	100	100	200	100	200	200	100	600

Total U.S. Mortgage Insurance NIW	$2,000	$3,400	$3,700	$9,100	$3,500	$6,500	$14,600	$15,200	$39,800

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2009

Growth Metrics—U.S. Mortgage Insurance

(amounts in millions)

	2009				2008
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
Net Premiums Written	$150	$160	$171	$481	$184	$193	$214	$202	$793
New Risk Written
Flow	$316	$323	$510	$1,149	$713	$1,475	$3,465	$3,768	$9,421
Bulk(1)	23	67	45	135	16	10	25	4	55

Total Primary	339	390	555	1,284	729	1,485	3,490	3,772	9,476
Pool	2	3	2	7	6	7	7	5	25

Total New Risk Written	$341	$393	$557	$1,291	$735	$1,492	$3,497	$3,777	$9,501

Primary Insurance In-force	$149,500	$155,200	$159,800		$162,500	$175,300	$174,900	$166,700
Risk In-force
Flow	$31,846	$32,803	$34,085		$34,950	$35,169	$34,667	$32,398
Bulk(1)	776	775	721		872	1,344	1,371	1,355

Total Primary	32,622	33,578	34,806		35,822	36,513	36,038	33,753
Pool	339	349	355		363	374	381	383

Total Risk In-force	$32,961	$33,927	$35,161		$36,185	$36,887	$36,419	$34,136

Other Metrics—U.S. Mortgage Insurance
GAAP Basis Expense Ratio(2)	25%	23%	22%	23%	25%	55%	25%	25%	33%
Adjusted Expense Ratio(3)	26%	24%	22%	24%	25%	53%	22%	23%	30%
Flow Persistency	84%	81%	83%		89%	88%	85%	83%
Gross written premiums ceded to captives/total direct written premiums	21%	22%	22%		21%	21%	20%	20%
Risk To Capital Ratio(4)	N/A	14.8:1	13.8:1		13.6:1	14.3:1	14.8:1	13.2:1

Average primary loan size (in thousands)	$163	$164	$164		$164	$170	$169	$166
Primary risk in-force subject to captives	51%	52%	53%		53%	53%	55%	58%
Primary risk in-force that is GSE conforming	96%	96%	96%		96%	95%	95%	95%
Primary interest only risk in-force with initial reset > 5 years	95%	95%	95%		95%	95%	95%	94%
Primary risk in-force with potential to reset in 2008(5)	N/A	N/A	N/A		N/A	1.1%	1.3%	1.4%
Primary risk in-force with potential to reset in 2009(5)	1.1%	1.2%	1.2%		1.2%	1.3%	1.4%	1.6%
Primary risk in-force with potential to reset in 2010(5)	1.3%	1.3%	1.4%		1.4%

The expense ratios included above were calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)

The amounts previously presented for new risk written and risk in-force for the first quarter of 2008 have been revised to exclude deductible amounts specific to the GSE Alt-A and portfolio deals where the counterparty is in a first loss position.

(2)

The ratio of an insurer’s general expenses to net premiums earned. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, amortization of DAC and intangibles and goodwill impairment.

(3)

The ratio of an insurer’s general expenses to net written premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, amortization of DAC and intangibles and goodwill impairment and excludes reorganization expenses recorded in the fourth quarter of 2008.

(4)

Certain states limit a private mortgage insurer’s risk in-force to 25 times the total of the insurer’s policyholders’ surplus plus the statutory contingency reserve, commonly known as the “risk to capital” requirement. The risk to capital ratio for the U.S. mortgage insurance business is not available for the current period due to the timing of the statutory statement filings.

In December 2008, the company received regulatory approval to change the calculation of the risk to capital ratio, thereby allowing the company to calculate statutory risk as risk in-force less the risk ceded to the captive participants. This change is reflected in the risk to capital ratio beginning in the fourth quarter of 2008. Risk to capital ratios for prior periods were not recalculated.

In April 2009, the company received regulatory approval to further change the calculation of the risk to capital ratio, thereby allowing the company to also exclude the risk on loans that are currently in default. This change is reflected in the risk to capital ratio beginning in the first quarter of 2009. Risk to capital ratios for prior periods were not recalculated.
(5)	Represents < 5 year adjustable rate mortgages excluding option adjustable rate mortgages (ARMs).

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2009

Loss Metrics—U.S. Mortgage Insurance

(dollar amounts in millions)

	2009					2008
	Q3		Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
Net Paid Claims
Flow	$177		$187	$197	$561	$171	$131	$89	$79	$470
Bulk	205		2	1	208	1	1	3	5	10

Total Primary	382		189	198	769	172	132	92	84	480
Pool	—		1	—	1	1	—	—	—	1

Total Net Paid Claims	$382	(1)	$190	$198	$770	$173	$132	$92	$84	$481

Average Paid Claim (in thousands)	$100.6	(2)	$49.5	$55.5		$52.3	$48.6	$42.9	$42.4

Number of Primary Delinquencies
Flow	100,208		87,590	79,349		72,166	57,985	46,700	38,316
Bulk loans with established reserve	11,002		10,294	7,561		4,450	6,038	4,475	3,768
Bulk loans with no reserve(3)	4,220		4,916	6,054		6,761	7,535	6,630	4,442

Average Reserve Per Delinquency (in thousands)
Flow	$20.0		$22.9	$23.1		$21.5	$20.5	$19.1	$15.8
Bulk loans with established reserve	19.2		12.7	11.3		10.8	19.8	18.2	14.9
Bulk loans with no reserve(3)	—		—	—		—	—	—	—

Beginning Reserves	$2,264		$2,028	$1,711	$1,711	$1,312	$973	$661	$467	$467
Paid claims	(425	)(1)	(213)	(205)	(843)	(176)	(133)	(92)	(84)	(485)
Increase in reserves	394	(1)	449	522	1,365	575	472	404	278	1,729

Ending Reserves	$2,233		$2,264	$2,028	$2,233	$1,711	$1,312	$973	$661	$1,711

Beginning Reinsurance Recoverable(4)	$673		$619	$506	$506	$301	$131	$22	$3	$3
Ceded paid claims	(43)		(23)	(7)	(73)	(3)	(1)	—	—	(4)
Increase in recoverable	49		77	120	246	208	171	109	19	507

Ending Reinsurance Recoverable	$679		$673	$619	$679	$506	$301	$131	$22	$506

Loss Ratio(5)	223%		225%	237%	228%	200%	163%	155%	142%	165%

Estimated Savings For Loss Mitigation Activities(6)	$224		$188	$145	$557
The loss ratio included above was calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)

In the third quarter of 2009, the company settled arbitration proceedings with a lender regarding certain bulk transactions related to payment option adjustable rate (“POA”) loans. The settlement resolves prior claims, or pending and anticipated future unpaid claims for coverage benefits under the policies for the POA loans, and the lender’s bad faith counterclaims. Net paid claims included $203 million and the change in reserves included a decrease of $108 million related to this settlement.

(2)	Excluding the settlement in the third quarter of 2009 related to the bulk business, the average paid claim was approximately $47,200 in the third quarter of 2009.
(3)	Reserves are not established on loans where the company was in a secondary loss position due to an existing deductible and the company believes currently have no risk for claim.
(4)	Reinsurance recoverable excludes ceded unearned premium recoveries and amounts for which cash proceeds have not yet been received.
(5)

The ratio of incurred losses and loss adjustment expense to net premiums earned. Excluding the net paid claims from the settlement in the third quarter of 2009 related to the bulk business, the loss ratios were 162% and 209% for the three and nine months ended September 30, 2009, respectively.

(6)

Loss mitigation activities include rescissions, cancellations, borrower loan modifications, repayment plans, lender- and borrower-titled pre-sales and other loan workouts and claim mitigation actions. Estimated savings for rescissions represent the reduction in carried loss reserves, net of premium refunds and reinstatement of prior rescissions. Estimated savings for loan modifications and other cure related loss mitigation actions represent the reduction in carried loss reserves. For non-cure related actions, including pre-sales, the estimated savings represent the difference between the full claim obligation and the actual amount paid.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2009

Portfolio Quality Metrics—U.S. Mortgage Insurance

	2009			2008
	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Risk In-force by Credit Quality(1)
Primary by FICO Scores >679	64%	63%	63%	63%	63%	62%	60%
Primary by FICO Scores 620-679	28%	29%	29%	29%	29%	30%	31%
Primary by FICO Scores 575-619	6%	6%	6%	6%	6%	6%	7%
Primary by FICO Scores <575	2%	2%	2%	2%	2%	2%	2%

Flow by FICO Scores >679	63%	63%	63%	62%	62%	60%	59%
Flow by FICO Scores 620-679	29%	29%	29%	30%	30%	31%	32%
Flow by FICO Scores 575-619	6%	6%	6%	6%	6%	7%	7%
Flow by FICO Scores <575	2%	2%	2%	2%	2%	2%	2%

Bulk by FICO Scores >679	85%	85%	84%	83%	84%	84%	84%
Bulk by FICO Scores 620-679	13%	13%	14%	15%	14%	14%	14%
Bulk by FICO Scores 575-619	1%	1%	1%	1%	1%	1%	1%
Bulk by FICO Scores <575	1%	1%	1%	1%	1%	1%	1%

Primary A minus	5%	6%	6%	6%	6%	6%	7%
Sub-prime(2)	5%	5%	5%	5%	5%	6%	6%

Primary Loans
Insured loans in-force	914,770	947,777	973,988	990,357	1,033,789	1,034,697	1,001,430
Insured delinquent loans	115,430	102,800	92,964	83,377	71,558	57,805	46,526
Insured delinquency rate	12.62%	10.85%	9.54%	8.42%	6.92%	5.59%	4.65%

Flow loans in-force	774,000	796,633	826,663	846,645	854,465	849,292	812,061
Flow delinquent loans	100,208	87,590	79,349	72,166	57,985	46,700	38,316
Flow delinquency rate	12.95%	11.00%	9.60%	8.52%	6.79%	5.50%	4.72%

Bulk loans in-force	140,770	151,144	147,325	143,712	179,324	185,405	189,369
Bulk delinquent loans	15,222	15,210	13,615	11,211	13,573	11,105	8,210
Bulk delinquency rate	10.81%	10.06%	9.24%	7.80%	7.57%	5.99%	4.34%

A minus and sub-prime loans in-force	93,344	97,271	101,413	104,845	108,028	110,979	112,383
A minus and sub-prime delinquent loans	28,151	25,271	23,448	23,047	19,583	16,171	13,254
A minus and sub-prime delinquency rate	30.16%	25.98%	23.12%	21.98%	18.13%	14.57%	11.79%

Pool Loans
Insured loans in-force	20,859	21,166	21,870	21,940	21,233	20,266	19,536
Pool delinquent loans	741	632	586	568	509	464	415
Pool delinquency rate	3.55%	2.99%	2.68%	2.59%	2.40%	2.29%	2.12%

(1)	Loans with unknown FICO scores are included in the 620-679 category.
(2)	Excludes loans classified as A minus.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2009

Portfolio Quality Metrics—U.S. Mortgage Insurance

	September 30, 2009		June 30, 2009		September 30, 2008
	% of Primary Risk In-force	Primary Delinquency Rate	% of Primary Risk In-force	Primary Delinquency Rate	% of Primary Risk In-force	Primary Delinquency Rate
By Region
Southeast(1)	23%	17.06%	24%	14.98%	23%	9.35%
South Central(2)	17	11.01%	17	9.27%	17	5.70%
Northeast(3)	13	10.48%	13	8.78%	13	5.55%
North Central(4)	11	11.00%	11	9.08%	11	5.68%
Pacific(5)	11	18.19%	11	16.14%	12	9.17%
Great Lakes(6)	9	9.72%	8	8.58%	8	7.13%
Plains(7)	6	7.50%	6	6.16%	6	3.86%
Mid-Atlantic(8)	5	11.76%	5	9.63%	5	5.90%
New England(9)	5	11.40%	5	9.38%	5	5.70%

Total	100%	12.62%	100%	10.85%	100%	6.92%

By State
Florida	8%	29.56%	8%	26.81%	8%	16.10%
Texas	7%	8.22%	7%	6.76%	7%	4.86%
New York	6%	8.44%	6%	7.03%	6%	4.29%
California	5%	21.04%	5%	19.08%	6%	11.88%
Illinois	5%	14.65%	5%	12.11%	5%	6.88%
Georgia	4%	15.59%	4%	13.06%	4%	7.93%
North Carolina	4%	10.08%	4%	8.44%	4%	5.28%
Pennsylvania	4%	10.02%	4%	8.41%	4%	5.92%
New Jersey	4%	15.81%	4%	13.31%	4%	7.62%
Ohio	3%	8.08%	3%	6.94%	3%	6.41%

(1)	Alabama, Arkansas, Florida, Georgia, Mississippi, North Carolina, South Carolina and Tennessee
(2)	Arizona, Colorado, Louisiana, New Mexico, Oklahoma, Texas and Utah
(3)	New Jersey, New York and Pennsylvania
(4)	Illinois, Minnesota, Missouri and Wisconsin
(5)	Alaska, California, Hawaii, Nevada, Oregon and Washington
(6)	Indiana, Kentucky, Michigan and Ohio
(7)	Idaho, Iowa, Kansas, Montana, Nebraska, North Dakota, South Dakota and Wyoming
(8)	Delaware, Maryland, Virginia, Washington D.C. and West Virginia
(9)	Connecticut, Maine, Massachusetts, New Hampshire, Rhode Island and Vermont

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2009

Portfolio Quality Metrics—U.S. Mortgage Insurance

(amounts in millions)

Primary Risk In-force:	September 30, 2009	% of Total	June 30, 2009	% of Total	September 30, 2008	% of Total
Lender concentration (by original applicant)	$32,622		$33,578		$36,513
Top 10 lenders	16,377		16,495		18,244
Top 20 lenders	19,222		19,736		21,776

Loan-to-value ratio
95.01% and above	$8,182	25%	$8,456	25%	$9,271	25%
90.01% to 95.00%	11,117	34	11,457	34	12,331	34
80.01% to 90.00%	12,633	39	12,974	39	13,886	38
80.00% and below	690	2	691	2	1,025	3

Total	$32,622	100%	$33,578	100%	$36,513	100%

Loan grade
Prime	$29,121	89%	$29,914	89%	$32,401	89%
A minus and sub-prime	3,501	11	3,664	11	4,112	11

Total	$32,622	100%	$33,578	100%	$36,513	100%

Loan type(1)
First mortgages
Fixed rate mortgage
Flow	$31,027	95%	$31,918	95%	$34,097	93%
Bulk	690	2	685	2	756	2
Adjustable rate mortgage
Flow	819	3	885	3	1,072	3
Bulk	86	—	90	—	588	2
Second mortgages	—	—	—	—	—	—

Total	$32,622	100%	$33,578	100%	$36,513	100%

Type of documentation
Alt-A
Flow	$1,150	3%	$1,211	4%	$1,415	4%
Bulk	261	1	275	1	336	1
Standard(2)
Flow	30,696	94	31,592	94	33,754	92
Bulk	515	2	500	1	1,008	3

Total	$32,622	100%	$33,578	100%	$36,513	100%

Mortgage term
15 years and under	$369	1%	$376	1%	$434	1%
More than 15 years	32,253	99	33,202	99	36,079	99

Total	$32,622	100%	$33,578	100%	$36,513	100%

(1)	For loan type in this table, any loan with an interest rate that is fixed for an initial term of five years or more is categorized as a fixed rate mortgage.
(2)

Standard includes loans with reduced or different documentation requirements that meet specifications of GSE approved underwriting systems with historical and expected delinquency rates consistent with the company’s standard portfolio.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2009

Portfolio Quality Metrics—U.S. Mortgage Insurance

(amounts in millions)

	As of September 30, 2009
Policy Year	Average Rate	Primary Insurance In-force	% of Total	Primary Risk In-force	% of Total
1998 and Prior	7.98%	$1,658	1.1%	$432	1.3%
1999	7.32%	633	0.4	163	0.5
2000	8.24%	395	0.3	100	0.3
2001	7.45%	1,497	1.0	376	1.2
2002	6.61%	3,598	2.4	869	2.7
2003	5.65%	14,319	9.6	2,413	7.4
2004	5.87%	8,318	5.6	1,845	5.6
2005	5.98%	13,043	8.7	3,281	10.1
2006	6.56%	20,355	13.6	4,341	13.3
2007	6.66%	43,461	29.1	9,334	28.6
2008	6.21%	33,609	22.5	8,229	25.2
2009	5.09%	8,589	5.7	1,239	3.8

Total	6.30%	$149,475	100.0%	$32,622	100.0%

Occupancy and Property Type	As of September 30, 2009	As of June 30, 2009
Occupancy Status % of Primary Risk In-force
Primary residence	93.0%	92.9%
Second home	4.2	4.2
Non-owner occupied	2.8	2.9

Total	100.0%	100.0%

Property Type % of Primary Risk In-force
Single family detached	85.5%	85.5%
Condominium and co-operative	11.3	11.2
Multi-family and other	3.2	3.3

Total	100.0%	100.0%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2009

Portfolio Quality Metrics—U.S. Mortgage Insurance

(amounts in billions)

	FICO > 679			FICO 620 - 679(1)			FICO < 620			Total
	2009			2009			2009			2009
Primary Risk In-force	Q3	Q2	Q1	Q3	Q2	Q1	Q3	Q2	Q1	Q3	Q2	Q1
Total Primary Risk In-force	$20.8	$21.3	$22.0	$9.3	$9.7	$10.1	$2.5	$2.6	$2.7	$32.6	$33.6	$34.8
Delinquency rate(2)	8.1%	7.0%	6.0%	18.8%	16.0%	14.0%	30.6%	26.5%	23.6%	12.6%	10.8%	9.5%
2009 policy year	$1.2	$0.8	$0.5	$0.1	$0.1	$—	$—	$—	$—	$1.3	$0.9	$0.5
Delinquency rate	0.1%	—%	—%	1.1%	0.5%	—%	5.4%	1.8%	—%	0.1%	0.1%	—%
2008 policy year	$6.3	$6.5	$6.8	$1.6	$1.7	$1.7	$0.3	$0.3	$0.3	$8.2	$8.5	$8.8
Delinquency rate	4.0%	2.9%	2.2%	11.7%	8.8%	7.1%	25.9%	21.0%	18.2%	6.3%	4.7%	3.7%
2007 policy year	$5.2	$5.5	$5.8	$3.1	$3.2	$3.3	$1.0	$1.0	$1.1	$9.3	$9.7	$10.2
Delinquency rate	13.9%	12.0%	10.0%	23.6%	19.8%	17.1%	36.7%	32.1%	28.4%	19.3%	16.6%	14.2%
2006 policy year	$2.5	$2.6	$2.7	$1.4	$1.5	$1.6	$0.4	$0.5	$0.5	$4.3	$4.6	$4.8
Delinquency rate	15.2%	13.8%	12.0%	23.9%	21.1%	18.8%	32.0%	27.7%	25.2%	19.4%	17.3%	15.3%
2005 policy year	$1.9	$2.0	$2.1	$1.1	$1.1	$1.2	$0.3	$0.3	$0.3	$3.3	$3.4	$3.6
Delinquency rate	10.2%	8.6%	7.4%	19.4%	16.6%	14.8%	26.2%	22.9%	20.3%	14.5%	12.3%	10.8%
2004 and prior policy years	$3.7	$3.9	$4.1	$2.0	$2.1	$2.3	$0.5	$0.5	$0.5	$6.2	$6.5	$6.9
Delinquency rate	4.8%	3.9%	3.4%	14.9%	12.9%	11.5%	24.1%	20.7%	18.9%	9.1%	7.6%	6.7%

Fixed rate mortgage	$20.3	$20.7	$21.4	$9.0	$9.4	$9.8	$2.4	$2.5	$2.6	$31.7	$32.6	$33.8
Delinquency rate	7.7%	6.5%	5.6%	18.5%	15.6%	13.6%	30.4%	26.3%	23.4%	12.2%	10.4%	9.1%
Adjustable rate mortgage	$0.5	$0.6	$0.6	$0.3	$0.3	$0.3	$0.1	$0.1	$0.1	$0.9	$1.0	$1.0
Delinquency rate	27.0%	26.3%	24.2%	29.8%	28.3%	27.5%	37.7%	35.0%	35.2%	28.6%	27.5%	26.1%

LTV > 95%	$4.1	$4.3	$4.4	$3.1	$3.2	$3.3	$1.0	$1.0	$1.1	$8.2	$8.5	$8.8
Delinquency rate	8.8%	6.9%	5.7%	21.6%	18.1%	15.6%	36.0%	31.4%	27.8%	17.1%	14.3%	12.3%
Alt-A(3)	$0.9	$1.0	$1.1	$0.4	$0.4	$0.4	$0.1	$0.1	$0.1	$1.4	$1.5	$1.6
Delinquency rate	26.7%	24.7%	21.9%	37.2%	34.8%	32.1%	35.3%	31.6%	31.7%	29.2%	27.0%	24.3%
Interest only and option ARMs	$2.1	$2.2	$2.3	$0.8	$0.8	$0.9	$0.1	$0.1	$0.1	$3.0	$3.1	$3.3
Delinquency rate	28.2%	26.6%	23.4%	39.4%	36.5%	33.1%	46.1%	42.3%	40.1%	31.2%	29.3%	26.1%

(1)	Loans with unknown FICO scores are included in the 620-679 category.
(2)	Delinquency rate represents the number of lender reported delinquencies divided by the number of remaining policies consistent with mortgage insurance practices.
(3)	Alt-A consists of loans with reduced documentation or verification of income or assets and a higher historical and expected delinquency rate than standard documentation loans.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2009

Other Metrics—U.S. Mortgage Insurance Bulk Risk In-force

(dollar amounts in millions)

	September 30, 2009	June 30, 2009	September 30, 2008
GSE Alt-A
Risk in-force	$315	$331	$339
Average FICO score	720	720	720
Loan-to-value ratio	79%	79%	79%
Standard documentation(1)	23%	23%	22%
Stop loss	100%	100%	100%
Deductible	81%	81%	81%

Portfolio(2)
Risk in-force	$—	$—	$493
Average FICO score	—	—	724
Loan-to-value ratio	—%	—%	77%
Standard documentation(1)	—%	—%	97%
Stop loss	—%	—%	100%
Deductible	—%	—%	22%

FHLB
Risk in-force	$377	$359	$418
Average FICO score	754	754	739
Loan-to-value ratio	75%	75%	76%
Standard documentation(1)	96%	96%	87%
Stop loss	89%	87%	87%
Deductible	100%	100%	100%

Other
Risk in-force	$84	$85	$94
Average FICO score	692	691	691
Loan-to-value ratio	91%	92%	91%
Standard documentation(1)	96%	96%	96%
Stop loss	9%	10%	9%
Deductible	—%	—%	—%
Total Bulk Risk In-force	$776	$775	$1,344

(1)

Standard documentation includes loans with reduced or different documentation requirements that meet specifications of GSE approved underwriting systems with historical and expected delinquency rates consistent with the standard portfolio.

(2)	Coverage underlying the Portfolio deals was no longer in-force as of December 31, 2008.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2009

Aggregate Book Year Analysis Provided to Illustrate Directional Progression Toward Captive Attachment(1)

			September 30, 2009			June 30, 2009			March 31, 2009
Book Year(2)	Original Book RIF ($B)	Progression to Attachment Point	Current RIF ($B)	Ever-To-Date Incurred Losses ($MM)	Captive Benefits ($MM)	Current RIF ($B)	Ever-To-Date Incurred Losses ($MM)	Captive Benefits ($MM)	Current RIF ($B)	Ever-To-Date Incurred Losses ($MM)	Captive Benefits ($MM)
2004		0-50%	$0.6	$35		$0.6	$36		$0.8	$37
2004		50-75%	0.3	23		0.4	28		0.2	19
2004		75-99%	0.1	13		—	3		0.1	5
2004		Attached	—	8		0.1	7		—	5

2004 Total	$3.5		$1.0	$79	$—	$1.1	$74	$1	$1.1	$66	$—

2005		0-50%	$—	$1		$—	$1		$0.1	$1
2005		50-75%	0.1	3		0.1	5		0.1	3
2005		75-99%	—	2		—	—		0.2	16
2005		Attached	2.0	310		2.1	300		1.9	248

2005 Total	$4.3		$2.1	$316	12	$2.2	$306	27	$2.3	$268	28

2006		0-50%	$0.1	$1		$0.1	$1		$0.1	$1
2006		50-75%	—	—		—	—		—	1
2006		75-99%	—	1		—	2		0.1	4
2006		Attached	2.5	501		2.6	495		2.6	440

2006 Total	$4.0		$2.6	$503	12	$2.7	$498	16	$2.8	$446	23

2007		0-50%	$—	$—		$—	$1		$0.1	$2
2007		50-75%	0.1	4		0.1	2		0.1	6
2007		75-99%	0.1	6		0.1	6		—	3
2007		Attached	5.1	814		5.4	791		5.6	700

2007 Total	$6.5		$5.3	$824	15	$5.6	$800	32	$5.8	$711	65

2008		0-50%	$1.2	$16		$1.3	$14		$1.5	$12
2008		50-75%	0.9	27		1.1	33		1.0	26
2008		75-99%	0.3	13		0.1	3		0.1	3
2008		Attached	0.3	21		0.4	18		0.4	18

2008 Total	$3.1		$2.7	$77	2	$2.9	$68	—	$3.0	$59	3

Captive Benefits In Quarter ($MM)					$41			$76			$119

(1)

Data presented in aggregate for all trusts. Actual trust attachment and exit points will vary by individual lender contract. For purposes of this illustration, ever-to-date incurred losses equal current reserves plus ever-to-date paid claims. The information presented excludes quota share captive reinsurance data. Progress toward captive attachment is determined at a lender level for each book year by dividing ever-to-date incurred losses by original RIF for that book year.

(2)	Book year figures may include loans from additional periods pursuant to reinsurance agreement terms and conditions.

Corporate and Other

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2009

Net Operating Loss—Corporate and Other(1)

(amounts in millions)

	2009(2)				2008
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$—	$1	$1	$2	$5	$5	$6	$5	$21
Net investment income	—	2	(1)	1	(1)	6	14	20	39
Net investment gains (losses)	(58)	(26)	(18)	(102)	(4)	(32)	(33)	(10)	(79)
Insurance and investment product fees and other	7	8	2	17	37	(2)	2	2	39

Total revenues	(51)	(15)	(16)	(82)	37	(23)	(11)	17	20

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	—	(1)	(1)	—	1	1	—	2
Acquisition and operating expenses, net of deferrals	7	14	9	30	41	(6)	13	6	54
Amortization of deferred acquisition costs and intangibles	5	2	3	10	4	3	1	2	10
Interest expense	58	66	62	186	69	68	63	58	258

Total benefits and expenses	70	82	73	225	114	66	78	66	324

LOSS BEFORE INCOME TAXES	(121)	(97)	(89)	(307)	(77)	(89)	(89)	(49)	(304)
Benefit from income taxes	(64)	(10)	(62)	(136)	(42)	(63)	(7)	—	(112)

NET LOSS	(57)	(87)	(27)	(171)	(35)	(26)	(82)	(49)	(192)

ADJUSTMENTS TO NET LOSS:
Net investment (gains) losses, net of taxes and other adjustments	38	16	12	66	3	23	20	7	53
Expenses related to reorganization, net of taxes	—	—	—	—	4	—	—	—	4

NET OPERATING LOSS	$(19)	$(71)	$(15)	$(105)	$(28)	$(3)	$(62)	$(42)	$(135)

Effective tax rate (operating loss)	69.7%	1.9%	79.1%	48.9%	58.1%	91.5%	7.5%	—%	37.7%

(1)	Includes inter-segment eliminations.
(2)

In the first quarter of 2009, the company began reporting the results of the equity access business in the long-term care business included in the Retirement and Protection segment. The equity access business was previously reported in Corporate and Other activities. The amounts associated with this business were not material and the prior period amounts have not been re-presented.

Additional Financial Data

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2009

Investments Summary

(amounts in millions)

		September 30, 2009		June 30, 2009		March 31, 2009		December 31, 2008		September 30, 2008
		Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Composition of Investment Portfolio
Fixed maturity securities:
Investment grade:
Public fixed maturity securities		$26,018	38%	$23,107	35%	$20,951	32%	$22,189	33%	$23,591	34%
Private fixed maturity securities		8,622	12	8,235	12	7,706	12	7,782	11	9,406	14
Mortgage-backed securities (MBS):	Residential mortgage-backed securities(1)	1,697	2	1,894	3	1,839	3	2,159	3	2,627	4
	Commercial mortgage-backed securities	3,445	5	3,279	5	3,243	4	3,383	5	4,177	6
	Small balance commercial mortgage-backed securities	270	—	259	—	362	1	330	1	453	1
Asset-backed securities (ABS):	Residential mortgage-backed securities(1)	250	1	285	1	389	1	582	1	758	1
	Other non-residential collateral	1,770	3	1,869	3	1,818	3	2,017	3	2,554	4
	Small balance asset-backed securities	44	—	40	—	67	—	63	—	83	—
Tax exempt		2,177	3	2,388	4	2,463	4	2,370	4	2,415	3
Non-investment grade fixed maturity securities		3,453	5	2,966	5	2,481	4	1,996	3	2,660	4
Equity securities:
Common stocks and mutual funds		105	—	113	—	107	—	100	—	107	—
Preferred stocks		59	—	139	1	114	—	134	—	202	—
Commercial mortgage loans		7,704	11	7,872	12	8,023	12	8,262	12	8,447	12
Policy loans		1,408	2	2,087	3	1,842	3	1,834	3	1,822	3
Cash, cash equivalents and short-term investments		8,177	12	6,845	10	8,163	13	8,447	12	5,367	8
Securities lending		899	1	958	2	1,069	2	1,469	2	1,674	2
Other invested assets:	Limited partnerships(2)	583	1	610	1	658	1	715	1	716	1
	Derivatives:
	LTC forward starting swap—cash flow	281	1	188	1	354	1	501	1	799	1
	Other cash flow	123	—	76	—	68	—	120	—	41	—
	Fair value	180	—	170	—	231	—	277	—	99	—
	Equity index options—non-qualified	62	—	110	—	154	—	152	—	256	1
	LTC swaptions—non-qualified	195	—	161	—	527	1	780	1	—	—
	Other non-qualified	417	1	485	1	427	1	385	1	43	—
	Trading portfolio	180	—	163	—	156	—	169	—	222	—
	Counterparty collateral	937	2	833	1	1,248	2	1,605	3	693	1
	Other	59	—	80	—	89	—	119	—	105	—

Total invested assets and cash		$69,115	100%	$65,212	100%	$64,549	100%	$67,940	100%	$69,317	100%

Public Fixed Maturity Securities—Credit Quality:
NAIC Designation	Rating Agency Equivalent Designation
1	Aaa	$10,880	30%	$9,188	28%	$8,934	29%	$9,651	30%	$10,649	30%
1	Aa	4,869	14	5,105	15	4,417	15	4,542	14	5,223	15
1	A	10,883	30	10,261	31	9,618	31	10,653	33	10,528	30
2	Baa	7,265	20	6,798	20	6,218	20	6,111	19	7,332	20
3	Ba	1,264	4	1,278	4	971	3	844	3	1,096	4
4	B	522	1	447	1	399	1	381	1	556	1
5	Caa and lower	402	1	205	1	187	1	101	—	93	—
6	In or near default	7	—	2	—	3	—	1	—	1	—
Not rated	Not rated	27	—	—	—	17	—	13	—	13	—

	Total public fixed maturity securities	$36,119	100%	$33,284	100%	$30,764	100%	$32,297	100%	$35,491	100%

Private Fixed Maturity Securities—Credit Quality:
NAIC Designation	Rating Agency Equivalent Designation
1	Aaa	$1,196	10%	$1,334	12%	$1,389	13%	$1,458	14%	$1,985	15%
1	Aa	1,041	9	986	9	959	9	1,065	10	1,296	10
1	A	3,540	31	3,244	30	3,233	31	3,268	31	4,180	31
2	Baa	4,619	39	4,440	40	4,070	38	4,127	39	4,871	37
3	Ba	905	8	801	7	775	8	596	6	827	6
4	B	212	2	128	1	102	1	54	—	48	1
5	Caa and lower	91	1	53	1	14	—	4	—	3	—
6	In or near default	23	—	52	—	13	—	1	—	1	—
Not rated	Not rated	—	—	—	—	—	—	1	—	22	—

	Total private fixed maturity securities	$11,627	100%	$11,038	100%	$10,555	100%	$10,574	100%	$13,233	100%

(1) The company does not have any material exposure to residential mortgage-backed securities CDOs.
(2) Limited partnerships by type:
Distressed bond and equity fund		$86		$90		$109		$132		$153
Real estate		213		236		258		294		283
Infrastructure		144		147		152		149		139
Private equity		75		77		78		75		76
Mezzanine		37		37		37		41		40
Strategic equity		7		7		8		8		9
Strategic funds		7		7		7		7		7
Oil and gas		14		9		9		9		9

Total limited partnerships		$583		$610		$658		$715		$716

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2009

Fixed Maturity Securities Summary

(amounts in millions)

		September 30, 2009		June 30, 2009		March 31, 2009		December 31, 2008		September 30, 2008
		Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total
	Fixed Maturity Securities—Security Sector:
	U.S. government, agencies and government-sponsored enterprises	$2,166	5%	$1,249	3%	$994	2%	$905	2%	$679	1%
	Tax exempt	2,201	5	2,406	5	2,464	6	2,371	6	2,417	5
	Foreign government	2,254	5	1,854	4	1,672	4	1,760	4	2,226	5
	U.S. corporate	20,752	43	19,691	44	18,142	44	19,074	45	20,738	43
	Foreign corporate	12,049	25	10,874	25	9,814	24	9,976	23	11,681	24
Mortgage-backed securities (MBS):	Residential mortgage-backed securities	2,101	4	2,162	5	2,063	5	2,253	5	2,695	5
	Commercial mortgage-backed securities	3,616	8	3,373	8	3,323	8	3,428	8	4,243	9
	Small balance commercial mortgage-backed securities	270	—	259	1	362	1	330	1	453	1
Asset-backed securities (ABS):	Residential mortgage-backed securities	483	1	482	1	556	1	684	1	914	2
	Other non-residential collateral	1,808	4	1,930	4	1,857	5	2,027	5	2,595	5
	Small balance asset-backed securities	46	—	42	—	72	—	63	—	83	—

	Total fixed maturity securities(1)	$47,746	100%	$44,322	100%	$41,319	100%	$42,871	100%	$48,724	100%

	Corporate Bond Holdings—Industry Sector:
Investment Grade:
	Finance and insurance	$8,754	29%	$8,496	30%	$7,676	29%	$8,773	32%	$10,422	34%
	Utilities and energy	6,896	23	6,360	22	5,831	22	5,741	21	5,893	19
	Consumer—non-cyclical	3,660	12	3,422	12	3,334	13	3,243	12	3,294	11
	Consumer—cyclical	1,487	5	1,461	5	1,496	6	1,317	5	1,531	5
	Capital goods	1,778	6	1,655	6	1,621	6	1,837	6	1,958	7
	Industrial	1,340	4	1,244	4	1,160	4	1,277	4	1,516	5
	Technology and communications	1,818	6	1,592	6	1,501	6	1,584	6	1,601	5
	Transportation	1,253	4	1,201	4	1,109	4	1,111	4	1,246	4
	Other	3,517	11	3,070	11	2,507	10	2,686	10	3,037	10

	Subtotal	$30,503	100%	$28,501	100%	$26,235	100%	$27,569	100%	$30,498	100%

Non-Investment Grade:
	Finance and insurance	$578	25	$501	24	$334	19%	$183	12%	$236	12%
	Utilities and energy	241	10	222	11	202	12	159	11	204	11
	Consumer—non-cyclical	286	12	255	12	275	16	232	16	321	17
	Consumer—cyclical	183	8	151	7	112	7	179	12	206	11
	Capital goods	360	16	363	18	321	19	198	13	193	10
	Industrial	361	16	290	14	238	14	272	18	392	20
	Technology and communications	183	8	180	9	163	9	186	13	274	14
	Transportation	64	3	62	3	59	3	57	4	77	4
	Other	42	2	40	2	17	1	15	1	18	1

	Subtotal	$2,298	100%	$2,064	100%	$1,721	100%	$1,481	100%	$1,921	100%

	Total	$32,801	100%	$30,565	100%	$27,956	100%	$29,050	100%	$32,419	100%

	Fixed Maturity Securities—Contractual Maturity Dates:
	Due in one year or less	$1,897	4%	$1,764	4%	$1,677	4%	$1,715	4%	$2,162	4%
	Due after one year through five years	12,247	26	11,429	26	10,048	24	10,091	24	11,529	24
	Due after five years through ten years	7,862	16	7,334	17	7,081	17	7,241	17	8,198	17
	Due after ten years	17,416	37	15,547	35	14,280	35	15,039	35	15,852	32

	Subtotal	39,422	83	36,074	82	33,086	80	34,086	80	37,741	77
	Mortgage and asset-backed	8,324	17	8,248	18	8,233	20	8,785	20	10,983	23

	Total fixed maturity securities	$47,746	100%	$44,322	100%	$41,319	100%	$42,871	100%	$48,724	100%

(1) The following table sets forth the fair value of the fixed maturity securities by pricing source as of the date indicated:

		September 30, 2009
		Fair Value	% of Total
	Priced via industry standard pricing methodologies	$40,591	85%
	Priced via broker indicative market prices	1,043	2
	Priced via internally developed models	6,112	13

	Total fixed maturity securities	$47,746	100%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2009

Additional Information on Mortgage-backed and Asset-backed Securities Collateralized by Sub-prime Residential Mortgage Loans

(amounts in millions)

Fair Value by Vintage as of September 30, 2009:

	Original Rating					Current Rating
S&P Equivalent Rating	2004 and Prior	2005	2006	2007	Total(1)	2004 and Prior	2005	2006	2007	Total(1)
AAA	$72	$62	$107	$32	$273	$36	$13	$1	$—	$50
AA	22	30	5	3	60	22	21	1	21	65
A	31	38	2	—	71	23	43	4	—	70
BBB	2	3	—	—	5	12	4	—	—	16
BB	—	—	—	—	—	5	11	23	—	39
B	—	—	—	—	—	6	23	28	—	57
CCC and lower	—	—	—	—	—	23	18	57	14	112

Total	$127	$133	$114	$35	$409	$127	$133	$114	$35	$409

The sub-prime securities are principally backed by first lien mortgages. The company does not have a significant exposure to second liens or option adjustable rate mortgages. The company does not have any material exposure to mezzanine CDOs. The company does not have any exposure to net interest margin deals, highly leveraged transactions or CDO-squared investments.

Fair Value by Vintage as of June 30, 2009:

	Original Rating					Current Rating
S&P Equivalent Rating	2004 and Prior	2005	2006	2007	Total(1)	2004 and Prior	2005	2006	2007	Total(1)
AAA	$70	$63	$103	$29	$265	$31	$13	$2	$—	$46
AA	21	27	6	3	57	25	21	—	17	63
A	36	38	2	—	76	26	56	8	—	90
BBB	2	3	—	—	5	24	4	6	—	34
BB	—	—	—	—	—	12	15	32	—	59
B	—	—	—	—	—	4	5	30	—	39
CCC and lower	—	—	—	—	—	7	17	33	15	72

Total	$129	$131	$111	$32	$403	$129	$131	$111	$32	$403

Net Unrealized Losses by Vintage as of September 30, 2009:

	Original Rating					Current Rating
S&P Equivalent Rating	2004 and Prior	2005	2006	2007	Total(1)	2004 and Prior	2005	2006	2007	Total(1)
AAA	$(48)	$(34)	$(110)	$(22)	$(214)	$(12)	$(3)	$—	$—	$(15)
AA	(21)	(77)	(22)	(21)	(141)	(13)	(23)	—	(11)	(47)
A	(15)	(68)	(12)	—	(95)	(17)	(50)	(2)	—	(69)
BBB	(1)	(4)	—	—	(5)	(10)	(9)	(2)	—	(21)
BB	—	—	—	—	—	(4)	(20)	(29)	—	(53)
B	—	—	—	—	—	(8)	(16)	(26)	(2)	(52)
CCC and lower	—	—	—	—	—	(21)	(62)	(85)	(30)	(198)

Total	$(85)	$(183)	$(144)	$(43)	$(455)	$(85)	$(183)	$(144)	$(43)	$(455)

(1)	The company does not have any 2009 or 2008 vintage mortgage-backed and asset-backed securities collateralized by sub-prime residential mortgage loans.

The following table sets forth the fair value of these sub-prime investments by pricing source as of the date indicated:

	September 30, 2009
	Fair Value	% of Total
Priced via industry standard pricing methodologies	$381	93%
Priced via broker indicative market prices	—	—
Priced via internally developed models	28	7

Total sub-prime investments	$409	100%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2009

Additional Information on Mortgage-backed and Asset-backed Securities Collateralized by Alt-A Residential Mortgage Loans

(amounts in millions)

Fair Value by Vintage as of September 30, 2009:

	Original Rating					Current Rating
S&P Equivalent Rating	2004 and Prior	2005	2006	2007	Total(1)	2004 and Prior	2005	2006	2007	Total(1)
AAA	$90	$113	$69	$42	$314	$45	$—	$1	$—	$46
AA	11	25	3	—	39	9	28	1	—	38
A	6	8	1	—	15	18	21	1	6	46
BBB	2	1	3	—	6	27	2	3	—	32
BB	—	—	—	—	—	3	25	—	8	36
B	—	—	—	—	—	1	18	33	3	55
CCC and lower	—	—	—	—	—	6	53	37	25	121

Total	$109	$147	$76	$42	$374	$109	$147	$76	$42	$374

Fair Value by Vintage as of June 30, 2009:

	Original Rating					Current Rating
S&P Equivalent Rating	2004 and Prior	2005	2006	2007	Total(1)	2004 and Prior	2005	2006	2007	Total(1)
AAA	$93	$110	$70	$35	$308	$54	$4	$1	$—	$59
AA	8	31	5	2	46	2	44	5	—	51
A	7	9	1	—	17	18	23	1	6	48
BBB	2	1	2	—	5	28	3	2	—	33
BB	—	—	—	—	—	2	22	16	7	47
B	—	—	—	—	—	1	32	34	3	70
CCC and lower	—	—	—	—	—	5	23	19	21	68

Total	$110	$151	$78	$37	$376	$110	$151	$78	$37	$376

Net Unrealized Losses by Vintage as of Septemer 30, 2009:

	Original Rating					Current Rating
S&P Equivalent Rating	2004 and Prior	2005	2006	2007	Total(1)	2004 and Prior	2005	2006	2007	Total(1)
AAA	$(27)	$(73)	$(47)	$(42)	$(189)	$(11)	$—	$—	$—	$(11)
AA	(20)	(54)	(4)	—	(78)	(3)	(7)	(2)	—	(12)
A	(36)	(11)	(3)	—	(50)	(3)	(10)	(4)	(3)	(20)
BBB	(1)	(2)	(10)	—	(13)	(28)	(8)	(10)	—	(46)
BB	—	—	—	—	—	(10)	(30)	—	(9)	(49)
B	—	—	—	—	—	(3)	(25)	(30)	(2)	(60)
CCC and lower	—	—	—	—	—	(26)	(60)	(18)	(28)	(132)

Total	$(84)	$(140)	$(64)	$(42)	$(330)	$(84)	$(140)	$(64)	$(42)	$(330)

(1)	The company does not have any 2009 or 2008 vintage mortgage-backed and asset-backed securities collateralized by Alt-A residential mortgage loans.

The following table sets forth the fair value of these Alt-A investments by pricing source as of the date indicated:

	September 30, 2009
	Fair Value	% of Total
Priced via industry standard pricing methodologies	$367	98%
Priced via broker indicative market prices	1	—
Priced via internally developed models	6	2

Total Alt-A investments	$374	100%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2009

Additional Information on Commercial Mortgage-backed Securities(1)

(amounts in millions)

Fair Value by Vintage as of September 30, 2009:

	Original Rating					Current Rating
S&P Equivalent Rating	2004 and Prior	2005	2006	2007	Total(2)	2004 and Prior	2005	2006	2007	Total(2)
AAA	$1,961	$403	$406	$366	$3,136	$1,974	$379	$419	$231	$3,003
AA	70	30	147	60	307	62	66	88	82	298
A	77	54	54	59	244	77	24	75	62	238
BBB	46	14	40	13	113	42	29	48	57	176
BB	36	—	—	—	36	33	13	14	38	98
B	17	—	—	—	17	21	—	13	28	62
CCC and lower	10	10	13	—	33	8	—	3	—	11

Total	$2,217	$511	$660	$498	$3,886	$2,217	$511	$660	$498	$3,886

Fair Value by Vintage as of June 30, 2009:
	Original Rating					Current Rating
S&P Equivalent Rating	2004 and Prior	2005	2006	2007	Total(2)	2004 and Prior	2005	2006	2007	Total(2)
AAA	$1,842	$357	$371	$344	$2,914	$1,857	$348	$396	$249	$2,850
AA	62	27	138	54	281	55	56	96	94	301
A	75	52	52	51	230	68	20	63	53	204
BBB	42	13	42	11	108	63	22	43	55	183
BB	34	—	—	—	34	40	13	13	5	71
B	17	—	—	—	17	8	—	5	4	17
CCC and lower	25	10	13	—	48	6	—	—	—	6

Total	$2,097	$459	$616	$460	$3,632	$2,097	$459	$616	$460	$3,632

Net Unrealized Losses by Vintage as of September 30, 2009:
	Original Rating					Current Rating
S&P Equivalent Rating	2004 and Prior	2005	2006	2007	Total(2)	2004 and Prior	2005	2006	2007	Total(2)
AAA	$7	$(28)	$(130)	$(169)	$(320)	$13	$(19)	$(134)	$(73)	$(213)
AA	(44)	(45)	(161)	(100)	(350)	(35)	(30)	(108)	(98)	(271)
A	(46)	(56)	(105)	(109)	(316)	(54)	(31)	(101)	(67)	(253)
BBB	(27)	(24)	(51)	(34)	(136)	(29)	(55)	(50)	(91)	(225)
BB	(35)	—	—	—	(35)	(29)	(18)	(40)	(44)	(131)
B	(3)	—	—	—	(3)	(13)	—	(22)	(39)	(74)
CCC and lower	(3)	—	(12)	—	(15)	(4)	—	(4)	—	(8)

Total	$(151)	$(153)	$(459)	$(412)	$(1,175)	$(151)	$(153)	$(459)	$(412)	$(1,175)

(1)	Includes small balance commercial mortgage-backed securities.
(2)	The company does not have any 2009 or 2008 vintage commercial mortgage-backed securities.

As of September 30, 2009, 38.6% of the commercial mortgage-backed securities related to loans with fixed interest rates and 61.4% related to loans with floating interest rates. The average original loan-to-value ratio for commercial mortgage-backed securities included in the fixed maturity securities portfolio was 63.0%. The following table sets forth the fair value of these investments by pricing source as of the date indicated:

	September 30, 2009
	Fair Value	% of Total
Priced via industry standard pricing methodologies	$3,642	94%
Priced via indicative market prices	60	1
Priced via internally developed models	184	5

Total commercial mortgage-backed securities	$3,886	100%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2009

Commercial Mortgage Loans Summary

(amounts in millions)

	September 30, 2009		June 30, 2009		March 31, 2009		December 31, 2008		September 30, 2008
Summary of Commercial Mortgage Loans	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Geographic Region
Pacific	$2,025	26%	$2,065	26%	$2,093	26%	$2,137	26%	$2,192	26%
South Atlantic	1,834	24	1,864	24	1,901	24	1,958	24	1,984	23
Middle Atlantic	1,016	13	1,040	13	1,049	13	1,083	13	1,090	13
East North Central	742	10	766	10	779	10	791	10	810	10
Mountain	658	9	684	9	697	9	746	9	775	9
West South Central	337	4	343	4	348	4	357	4	378	5
West North Central	396	5	400	5	411	5	434	5	437	5
East South Central	237	3	241	3	247	3	252	3	261	3
New England	493	6	495	6	520	6	520	6	533	6

Subtotal	7,738	100%	7,898	100%	8,045	100%	8,278	100%	8,460	100%

Allowance for losses	(41)		(33)		(29)		(23)		(21)
Unamortized fees and costs	7		7		7		7		8

Total	$7,704		$7,872		$8,023		$8,262		$8,447

Property Type
Office	$2,052	27%	$2,097	26%	$2,125	26%	$2,182	26%	$2,233	26%
Industrial	2,008	26	2,047	26	2,099	26	2,143	26	2,178	26
Retail	2,246	29	2,286	29	2,320	29	2,393	29	2,420	29
Apartments	847	11	855	11	881	11	902	11	1,629	19
Mixed use/other	585	7	613	8	620	8	658	8	—	—

Subtotal	7,738	100%	7,898	100%	8,045	100%	8,278	100%	8,460	100%

Allowance for losses	(41)		(33)		(29)		(23)		(21)
Unamortized fees and costs	7		7		7		7		8

Total	$7,704		$7,872		$8,023		$8,262		$8,447

	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total
Loan Size
Under $5 million	$3,170	41%	$3,265	41%	$3,314	41%	$3,399	41%	$3,463	41%
$5 million but less than $10 million	1,754	23	1,783	23	1,853	23	1,946	24	1,966	23
$10 million but less than $20 million	1,449	19	1,460	19	1,481	19	1,513	18	1,616	19
$20 million but less than $30 million	314	4	335	4	337	4	358	4	360	4
$30 million and over	1,046	13	1,047	13	1,049	13	1,050	13	1,054	13

Subtotal	7,733	100%	7,890	100%	8,034	100%	8,266	100%	8,459	100%

Net premium/discount	5		8		11		12		1

Total	$7,738		$7,898		$8,045		$8,278		$8,460

	September 30, 2009		June 30, 2009		March 31, 2009		December 31, 2008		September 30, 2008
Allowance for Losses on Commercial Mortgage Loans
Beginning balance	$33		$29		$23		$21		$20
Provisions	8		4		6		2		1
Releases	—		—		—		—		—

Ending balance	$41		$33		$29		$23		$21

Commercial Mortgage Loan Information by Vintage

(loan amounts in millions)

As of September 30, 2009

Loan Year	Total Loan Balance	Delinquent Loan Balance	Number of Loans	Number of Delinquent Loans	Average Balance per Loan	Average Balance per Delinquent Loan	Average Loan-to-Value(1)
2004 and prior	$2,715	$13	1,071	3	$3	$4	60%
2005	1,625	6	320	1	$5	$6	56%
2006	1,538	7	292	1	$5	$7	83%
2007	1,555	43	207	3	$8	$14	70%
2008	296	—	62	—	$5	$—	125%
2009(2)	4	—	350	—	$—	$—	79%

Total	$7,733	$69	2,302	8	$3	$9	68%

(1)	Represents loan-to-value at origination.
(2)	Loan balance represents reverse mortgage originations not sold as of September 30, 2009 and number of loans represents total reverse mortgage loan originations for 2009.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2009

General Account GAAP Net Investment Income Yields

(amounts in millions)

	2009				2008
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
GAAP Net Investment Income
Fixed maturity securities—taxable	$610	$604	$623	$1,837	$684	$715	$715	$764	$2,878
Fixed maturity securities—non-taxable	27	28	30	85	29	29	26	25	109
Commercial mortgage loans	106	109	114	329	121	123	136	143	523
Equity securities	6	3	3	12	4	5	10	10	29
Other invested assets	24	26	8	58	8	20	22	18	68
Limited partnerships(1)	(20)	(33)	(107)	(160)	(35)	(31)	(10)	6	(70)
Policy loans	19	52	44	115	40	43	40	39	162
Cash, cash equivalents and short-term investments	9	14	17	40	30	36	41	25	132

Gross investment income before expenses and fees	781	803	732	2,316	881	940	980	1,030	3,831
Expenses and fees	(22)	(22)	(21)	(65)	(24)	(22)	(27)	(28)	(101)

Net investment income	$759	$781	$711	$2,251	$857	$918	$953	$1,002	$3,730

Annualized Yields
Fixed maturity securities—taxable	5.2%	5.2%	5.4%	5.2%	5.6%	5.5%	5.4%	5.7%	5.6%
Fixed maturity securities—non-taxable	4.6%	4.6%	4.6%	4.7%	4.5%	4.7%	4.5%	4.6%	4.6%
Commercial mortgage loans	5.5%	5.5%	5.6%	5.5%	5.8%	5.8%	6.2%	6.4%	6.1%
Equity securities	12.8%	3.6%	4.6%	6.6%	4.9%	5.0%	10.3%	11.2%	8.2%
Other invested assets	7.7%	7.6%	1.8%	5.1%	2.2%	10.9%	11.7%	10.9%	7.1%
Limited partnerships(1)	-13.4%	-21.3%	-62.1%	-33.3%	-19.5%	-17.7%	-5.9%	3.3%	-10.3%
Policy loans	4.4%	10.5%	9.6%	8.5%	9.0%	9.4%	9.2%	9.4%	9.2%
Cash, cash equivalents and short-term investments	0.5%	0.7%	0.8%	0.7%	1.7%	2.6%	3.3%	2.9%	2.5%

Gross investment income before expenses and fees	4.5%	4.7%	4.2%	4.4%	4.9%	5.2%	5.4%	5.8%	5.3%
Expenses and fees	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%	-0.2%	-0.1%

Net investment income	4.4%	4.6%	4.1%	4.3%	4.8%	5.1%	5.3%	5.6%	5.2%

Yields for fixed maturity securities and equity securities are based on amortized cost and cost, respectively. Yields for securities lending activity, which is included in other invested assets, are calculated net of the corresponding securities lending liability.

(1)	Limited partnership investments are equity-based and do not have fixed returns by period.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2009

Net Investment Gains (Losses), Net of Taxes and Other Adjustments—Detail

(amounts in millions)

	2009				2008
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
Net realized gains (losses) on available-for-sale securities:
Fixed maturity securities:
U.S. corporate	$(13)	$(9)	$(28)	$(50)	$(5)	$(78)	$(6)	$(1)	$(90)
U.S. government, agencies and government-sponsored enterprises	—	—	—	—	—	5	6	—	11
Foreign corporate	10	(1)	(1)	8	(3)	(4)	8	—	1
Foreign government	1	1	2	4	9	7	7	2	25
Tax exempt	26	—	1	27	—	—	3	—	3
Mortgage-backed securities (MBS)	4	(2)	4	6	(6)	2	—	—	(4)
Asset-backed securities (ABS)	(4)	(8)	—	(12)	(4)	—	(1)	—	(5)
Equity securities	1	1	—	2	(1)	(18)	—	1	(18)
Foreign exchange	3	—	—	3	1	—	—	—	1

Total net realized gains (losses) on available-for-sale securities	28	(18)	(22)	(12)	(9)	(86)	17	2	(76)

Impairments:
Sub-prime residential mortgage-backed securities:
AA	(1)	—	(11)	(12)	(3)	—	—	(2)	(5)
A	—	—	(1)	(1)	(2)	(3)	(8)	(3)	(16)
BBB	(2)	(3)	(3)	(8)	(18)	(2)	(4)	(8)	(32)
Below BBB	(25)	(23)	(33)	(81)	(99)	(44)	(40)	(15)	(198)
Alt-A residential mortgage-backed securities:
AAA	—	—	—	—	—	(5)	—	—	(5)
AA	—	(6)	(6)	(12)	(16)	(5)	(4)	—	(25)
A	—	(1)	(18)	(19)	(27)	(7)	(16)	(20)	(70)
BBB	—	—	(1)	(1)	(16)	(12)	(5)	(10)	(43)
Below BBB	(19)	(11)	(58)	(88)	(38)	(26)	(35)	(17)	(116)

Total sub-prime and Alt-A residential mortgage-backed securities	(47)	(44)	(131)	(222)	(219)	(104)	(112)	(75)	(510)

Prime residential mortgage-backed securities:
AA	—	—	(12)	(12)	—	—	—	—	—
A	—	(1)	(8)	(9)	(32)	(2)	(5)	(5)	(44)
BBB	—	—	(3)	(3)	(13)	(1)	(3)	(1)	(18)
Below BBB	(13)	(18)	(1)	(32)	(26)	(4)	—	—	(30)
Change in intent:
Alt-A	—	—	—	—	—	(30)	(55)	—	(85)
Sub-prime	—	—	—	—	—	(19)	(159)	—	(178)
Prime	—	—	—	—	—	(4)	(1)	—	(5)
Automobile	—	—	—	—	—	(2)	—	—	(2)
Other mortgage-backed securities	—	—	—	—	(1)	—	—	(1)	(2)
Other asset-backed securities	—	(2)	(9)	(11)	(2)	(2)	—	—	(4)
Commercial mortgage-backed securities (CMBS):
A	—	—	(9)	(9)	—	—	—	(3)	(3)
BBB	(2)	—	—	(2)	(1)	(2)	—	(1)	(4)
Below BBB	(1)	(6)	(10)	(17)	(4)	(4)	(1)	(3)	(12)
Corporate fixed maturity securities	(15)	(1)	(37)	(53)	(206)	(131)	(20)	(32)	(389)
Financial hybrid securities	(47)	(4)	(155)	(206)	—	(14)	—	—	(14)
Retained interest on securitized assets	—	(23)	—	(23)	—	—	—	—	—
Foreign government fixed maturity securities	—	—	—	—	(13)	—	—	—	(13)
Limited partnerships	—	—	—	—	—	(1)	—	—	(1)
Equity securities	—	—	(13)	(13)	(11)	(56)	(3)	—	(70)
Commercial mortgage loans	(2)	—	—	(2)	(1)	—	—	—	(1)

Total impairments	(127)	(99)	(388)	(614)	(529)	(376)	(359)	(121)	(1,385)

Net unrealized gains (losses) on trading securities	10	7	(8)	9	(18)	(6)	1	(5)	(28)
Derivative instruments	12	75	(79)	8	473	(60)	6	(22)	397
Bank loans	4	4	—	8	(13)	(3)	—	(2)	(18)
Commercial mortgage loans held-for-sale market valuation allowance	(6)	(3)	(4)	(13)	(1)	—	(1)	1	(1)

Net investment gains (losses), net of taxes	(79)	(34)	(501)	(614)	(97)	(531)	(336)	(147)	(1,111)
Adjustment for DAC and other intangible amortization and certain benefit reserves, net of taxes	18	(25)	18	11	8	53	15	19	95
Adjustment for net investment (gains) losses attributable to noncontrolling interests, net of taxes	(1)	—	—	(1)	—	—	—	—	—

Net investment gains (losses), net of taxes and other adjustments, available to Genworth Financial, Inc.’s common stockholders	$(62)	$(59)	$(483)	$(604)	$(89)	$(478)	$(321)	$(128)	$(1,016)

Reconciliations of Non-GAAP Measures

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2009

Reconciliation of Operating ROE

(amounts in millions)

	Twelve months ended
Twelve Month Rolling Average ROE	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008
GAAP Basis ROE
Net income (loss) available to Genworth Financial, Inc.’s common stockholders for the twelve months ended(1)	$(821)	$(1,098)	$(1,157)	$(572)	$(73)
Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss)(2)	$12,013	$12,057	$12,242	$12,486	$12,613
GAAP Basis ROE(1) divided by(2)	-6.8%	-9.1%	-9.5%	-4.6%	-0.6%

Operating ROE
Net operating income for the twelve months ended(1)	$(103)	$36	$239	$469	$990
Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss)(2)	$12,013	$12,057	$12,242	$12,486	$12,613
Operating ROE(1) divided by(2)	-0.9%	0.3%	2.0%	3.8%	7.8%

	Three months ended
Quarterly Average ROE	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008
GAAP Basis ROE
Net income (loss) available to Genworth Financial, Inc.’s common stockholders for the period ended(3)	$19	$(50)	$(469)	$(321)	$(258)
Average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income (loss)(4)	$12,117	$11,683	$11,758	$12,153	$12,467
Annualized GAAP Quarterly Basis ROE(3) divided by(4)	0.6%	-1.7%	-16.0%	-10.6%	-8.3%

Operating ROE
Net operating income (loss) for the period ended(3)	$81	$9	$14	$(207)	$220
Quarterly average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income (loss)(4)	$12,117	$11,683	$11,758	$12,153	$12,467
Annualized Operating Quarterly Basis ROE(3) divided by(4)	2.7%	0.3%	0.5%	-6.8%	7.1%

Non-GAAP Definition for Operating ROE

The company references the non-GAAP financial measure entitled “operating return on equity” or “operating ROE.” The company defines operating ROE as net operating income (loss) divided by average ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss) (AOCI) in average ending Genworth Financial, Inc.’s stockholders’ equity. Management believes that analysis of operating ROE enhances understanding of the efficiency with which the company deploys its capital. However, operating ROE as defined by the company should not be viewed as a substitute for GAAP net income (loss) available to Genworth Financial, Inc.’s common stockholders divided by average ending Genworth Financial, Inc.’s stockholders’ equity.

(1)

The twelve months ended information is derived by adding the four quarters of net income (loss) available to Genworth Financial, Inc.’s common stockholders and net operating income (loss) from page 10 herein.

(2)

Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss) for the most recent five quarters.

(3)	Net income (loss) available to Genworth Financial, Inc.’s common stockholders and net operating income (loss) from page 8 herein.
(4)

Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss).

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2009

Reconciliation of Expense Ratio

(amounts in millions)

	2009				2008
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
GAAP Basis Expense Ratio
Acquisition and operating expenses, net of deferrals(1)	$484	$456	$441	$1,381	$566	$515	$551	$528	$2,160
Total revenues(2)	$2,391	$2,483	$1,734	$6,608	$2,629	$2,168	$2,398	$2,753	$9,948

Expense ratio(1) divided by(2)	20.2%	18.4%	25.4%	20.9%	21.5%	23.8%	23.0%	19.2%	21.7%

GAAP Basis, As Adjusted—Expense Ratio
Acquisition and operating expenses, net of deferrals	$484	$456	$441	$1,381	$566	$515	$551	$528	$2,160
Less wealth management business	58	55	52	165	59	67	67	67	260
Less lifestyle protection insurance business(a)	169	160	153	482	191	200	216	200	807
Less expenses related to reorganization(b)	—	—	—	—	31	—	—	—	31

Adjusted acquisition and operating expenses, net of deferrals(3)	$257	$241	$236	$734	$285	$248	$268	$261	$1,062

Total revenues	$2,391	$2,483	$1,734	$6,608	$2,629	$2,168	$2,398	$2,753	$9,948
Less wealth management business	71	67	63	201	71	86	86	87	330
Less lifestyle protection insurance business	336	334	305	975	338	370	431	418	1,557
Less net investment gains (losses)	(118)	(53)	(756)	(927)	(143)	(789)	(518)	(226)	(1,676)

Adjusted total revenues(4)	$2,102	$2,135	$2,122	$6,359	$2,363	$2,501	$2,399	$2,474	$9,737

Adjusted expense ratio(3) divided by(4)	12.2%	11.3%	11.1%	11.5%	12.1%	9.9%	11.2%	10.5%	10.9%

Non-GAAP Definition for Expense Ratio

The company references the non-GAAP financial measure entitled “expense ratio” as a measure of productivity. The company defines expense ratio as acquisition and operating expenses, net of deferrals, divided by total revenues, excluding the effects of the company’s wealth management and lifestyle protection insurance businesses. The wealth management and lifestyle protection insurance businesses are excluded from this ratio as their expense bases are comprised of varying levels of non-deferrable acquisition costs. Management believes that the expense ratio analysis enhances understanding of the productivity of the company. However, the expense ratio as defined by the company should not be viewed as a substitute for GAAP acquisition and operating expenses, net of deferrals, divided by total revenues.

(a)	Includes severance and other employee related expenses of $7 million associated with the reorganization announced in the fourth quarter of 2008.
(b)	Includes severance and other employee related expenses associated with the reorganization announced in the fourth quarter of 2008.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2009

Reconciliation of Core Premiums

(amounts in millions)

	2009				2008
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
Reported premiums	$1,492	$1,502	$1,502	$4,496	$1,616	$1,735	$1,709	$1,717	$6,777
Less retirement income—spread-based premiums	30	38	47	115	105	181	111	167	564
Less impact of changes in foreign exchange rates	(42)	(92)	(120)	(254)	(103)	16	60	65	38

Core premiums	$1,504	$1,556	$1,575	$4,635	$1,614	$1,538	$1,538	$1,485	$6,175

Reported premium percentage change from prior year	-14.0%	-12.1%	-12.5%	-12.9%	-3.2%	8.4%	10.3%	13.6%	7.1%
Core premium percentage change from prior year	-2.2%	1.2%	6.1%	1.6%	5.1%	3.8%	10.0%	9.4%	7.0%

Non-GAAP Definition for Core Premiums

The company references the non-GAAP financial measure entitled “core premiums” as a measure of premium growth. The company defines core premiums as earned premiums less premiums from the retirement income—spread-based business and the impact of changes in foreign exchange rates. The retirement income—spread-based premiums are excluded in this measure primarily because these are single premiums and are not an indication of future premiums. The impact of changes in foreign exchange rates are excluded in this measure to present periods on a comparable exchange rate. Management believes that analysis of core premiums enhances understanding of premium growth of the company. However, core premiums as defined by the company should not be viewed as a substitute for GAAP earned premiums.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2009

Reconciliation of Core Yield

		2009				2008
	(Assets—amounts in billions)	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
	Reported—Total Invested Assets and Cash	$69.1	$65.2	$64.5	$69.1	$67.9	$69.3	$73.1	$73.3	$67.9
	Subtract:
	Securities lending	0.9	1.0	1.1	0.9	1.5	1.7	1.8	2.4	1.5
	Unrealized gains (losses)	(2.0)	(4.4)	(7.0)	(2.0)	(6.3)	(4.4)	(2.3)	(1.6)	(6.3)
	Derivative counterparty collateral	0.9	0.8	1.2	0.9	1.6	0.6	0.5	0.7	1.6

	Adjusted end of period invested assets	$69.3	$67.8	$69.2	$69.3	$71.1	$71.4	$73.1	$71.8	$71.1

(A)	Average Invested Assets used in Reported and Core Yield Calculation	$68.6	$68.5	$70.2	$69.4	$71.3	$72.3	$72.5	$71.6	$71.8
	Subtract: portfolios supporting floating products and non-recourse funding obligations(1)	10.2	10.7	11.6	10.9	12.6	13.6	14.1	14.1	13.5

(B)	Average Invested Assets used in Core Yield (excl. Floating and Non-Recourse) Calculation	$58.4	$57.8	$58.6	$58.5	$58.7	$58.7	$58.4	$57.5	$58.3

	(Income—amounts in millions)
(C)	Reported—Net Investment Income	$759	$781	$711	$2,251	$857	$918	$953	$1,002	$3,730
	Subtract:
	Bond calls and commercial mortgage loan prepayments	8	4	11	23	5	3	13	12	33
	Reinsurance(2)	22	26	8	56	11	16	19	15	61
	Other non-core items(3)	(5)	1	4	—	(5)	5	2	(1)	1

(D)	Core Net Investment Income	734	750	688	2,172	846	894	919	976	3,635
	Subtract: investment income from portfolios supporting floating products and non-recourse funding obligations(1)	22	29	23	74	87	111	121	164	483

(E)	Core Net Investment Income (excl. Floating and Non-Recourse)	$712	$721	$665	$2,098	$759	$783	$798	$812	$3,152

(C)/(A)	Reported Yield	4.43%	4.56%	4.05%	4.33%	4.81%	5.08%	5.26%	5.60%	5.19%
(D)/(A)	Core Yield	4.28%	4.38%	3.92%	4.18%	4.75%	4.95%	5.07%	5.45%	5.06%
(E)/(B)	Core Yield (excl. Floating and Non-Recourse)	4.88%	4.99%	4.54%	4.79%	5.18%	5.34%	5.47%	5.65%	5.41%

Notes:	—Columns may not add due to rounding.
—Yields have been annualized.

Non-GAAP Definition for Core Yield

The company references the non-GAAP financial measure entitled “core yield” as a measure of investment yield. The company defines core yield as the investment yield adjusted for those items that are not recurring in nature. Management believes that analysis of core yield enhances understanding of the investment yield of the company. However, core yield as defined by the company should not be viewed as a substitute for GAAP investment yield.

(1)	Floating products refer to the institutional business and the non-recourse funding obligations support certain term and universal life insurance reserves in the company’s life insurance business.
(2)

Represents imputed investment income related to a reinsurance agreement in the lifestyle protection insurance business. Includes a $17 million reclassification adjustment in the second quarter of 2009 to interest expense related to the reinsurance arrangements accounted for under the deposit method as these arrangements were in a loss position.

(3)	Includes mark-to-mark adjustment on assets supporting executive deferred compensation and various other immaterial items.

Corporate Information

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2009

Industry Ratings

The company’s principal life insurance subsidiaries are rated by A.M. Best, Standard and Poor’s (S&P), Moody’s and Fitch as follows:

Company	A.M. Best	S&P	Moody’s	Fitch
Genworth Life Insurance Company	A	A	A2	A-
Genworth Life Insurance Company (short-term rating)	Not rated	A-1	P-1	Not rated
Genworth Life and Annuity Insurance Company	A	A	A2	A-
Genworth Life and Annuity Insurance Company (short-term rating)	Not rated	A -1	P-1	Not rated
Genworth Life Insurance Company of New York	A	A	A2	A-
Continental Life Insurance Company of Brentwood, Tennessee	A-	Not rated	Not rated	A-
American Continental Insurance Company	A-	Not rated	Not rated	Not rated

The company’s principal mortgage insurance subsidiaries are rated by S&P and Moody’s as follows:

Company	S&P	Moody’s
Genworth Mortgage Insurance Corporation	BBB+	Baa2
Genworth Financial Mortgage Insurance Pty. Limited (Australia)	AA-	A1
Genworth Financial Mortgage Insurance Limited (Europe)	BBB	Baa3
Genworth Residential Mortgage Insurance Corporation of NC	BBB+	Baa2
Genworth Financial Mortgage Insurance Company Canada(1)	AA-	Not rated
Genworth Seguros de Credito a la Vivienda S.A. de C.V.	mxAAA	Aa3.mx

The company’s principal lifestyle protection insurance subsidiaries are rated by S&P as follows:

Company	S&P
Financial Assurance Company Limited	A-
Financial Insurance Company Limited	A-

(1)	Genworth Financial Mortgage Insurance Company Canada is also rated “AA” by Dominion Bond Rating Service (DBRS).

The A.M. Best, S&P, Moody’s and Fitch ratings are not designed to be, and do not serve as, measures of protection or valuation offered to investors. These financial strength ratings should not be relied on with respect to making an investment in the company’s securities.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2009

Industry Ratings (continued)

A.M. Best states that its “A” (Excellent) and “A-” (Excellent) ratings are assigned to companies that have, in its opinion, an excellent ability to meet their ongoing insurance obligations. The “A” (Excellent) and “A-” (Excellent) ratings are the third- and fourth-highest of fifteen ratings assigned by A.M. Best, which range from “A++” to “F.”

S&P states that an insurer rated “AA” (Very Strong) has very strong financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments. An insurer rated “A” (Strong) has strong financial security characteristics and an insurer rated “BBB” (Good) has good financial security characteristics. The “AA,” “A” and “BBB” ranges are the second-, third- and fourth-highest of nine financial strength rating ranges assigned by S&P, which range from “AAA” to “R.” A plus (+) or minus (-) shows relative standing in a rating category. These suffixes are not added to ratings in the “AAA” category or to ratings below the “CCC” category. Accordingly, the “AA-,” “A,” “A-,” “BBB+” and “BBB” ratings are the fourth-, sixth-, seventh-, eighth- and ninth-highest of S&P’s 21 ratings categories. The short-term “A-1” rating is the highest rating and shows the capacity to meet financial commitments is strong. An obligor rated “mxAAA” has a very strong capacity to meet its financial commitments relative to that of other Mexican obligors. The “mxAAA” rating is the highest enterprise credit rating assigned on S&P’s CaVal national scale.

Moody’s states that insurance companies rated “A” (Good) offer good financial security and those rated “Baa” (Adequate) offer adequate financial security. The “A” (Good) and “Baa” (Adequate) ranges are the third- and fourth-highest, respectively, of nine financial strength rating ranges assigned by Moody’s, which range from “Aaa” to “C.” Numeric modifiers are used to refer to the ranking within the groups, with 1 being the highest and 3 being the lowest. These modifiers are not added to ratings in the “Aaa” category or to ratings below the “Caa” category. Accordingly, the “A1,” “A2,” “Baa2” and “Baa3” ratings are the fifth-, sixth-, ninth-and tenth-highest, respectively, of Moody’s 21 ratings categories. Short-term rating “P-1” is the highest rating and shows superior ability for repayment of short-term debt obligations. Issuers or issues rated “Aa.mx” demonstrate very strong creditworthiness relative to other issuers in Mexico.

Fitch states that “A” (Strong) rated insurance companies are viewed as possessing strong capacity to meet policyholder and contract obligations. The “A” rating category is the third-highest of eight financial strength rating categories, which range from “AAA” to “C.” The symbol (+) or (-) may be appended to a rating to indicate the relative position of a credit within a rating category. These suffixes are not added to ratings in the “AAA” category or to ratings below the “CCC” category. Accordingly, the “A-” rating is the seventh-highest of Fitch’s 21 ratings categories.

DBRS states that long-term obligations rated “AA” are of superior credit quality. Given the restrictive definition DBRS has for the “AAA” category, entities rated “AA” are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

A.M. Best, S&P, Moody’s, Fitch and DBRS review their ratings periodically and the company cannot assure you that it will maintain the current ratings in the future. Other agencies may also rate the company or its insurance subsidiaries on a solicited or an unsolicited basis.

About Genworth Financial

Genworth is a leading financial security company meeting the retirement, longevity and lifestyle protection, investment and mortgage insurance needs of more than 15 million customers, with a presence in more than 25 countries. For more information, visit www.genworth.com.

Inquiries:

Alicia Charity, 804-662-2248

Alicia.Charity@genworth.com